ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]





                                   High Yield
                                    Tax-Free
                                      Fund


                                AUGUST 31, 1997



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. They also allow IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

   For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law allows non-working spouses to make IRA contributions even if their spouse is covered by a pension plan at work, provided the couple's joint income is less than $150,000.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 591/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

   A second new IRA plan is called the "Education IRA" which allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions as the Roth IRA.

   The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                   By Frank Lucibella, CFA, Portfolio Manager

                            John Hancock High Yield
                                 Tax-Free Fund

                High-yield municipals turn in strong performance
                ------------------------------------------------

Troubled by contradictory news on the job, retail spending and consumer price fronts, bonds see-sawed during much of the first half of the Fund's fiscal year beginning September 1, 1996. While many cheer strong economic reports, bond investors fear them because they may be an indication that inflation is on the rise. Inflation, of course, is the bugaboo of bond investing because it eats away at the value of bonds' fixed-income payments. In March, the Federal Reserve Board raised short-term interest rates one-quarter of a percentage point, in a "pre-emptive" effort to stave off any future inflation. That action rattled bond investors who pushed bond prices lower and bond yields higher in the spring.

   It really wasn't until April when bond prices showed definitive signs of sustained improvement. At that point, there was plenty for bond investors to cheer about. Even though the U.S. unemployment rate hit a 23-year low, there were no real signs that wages--often a major contributor to higher inflation--were rising. Adding further fuel to the bond market's optimism was Federal Reserve Board Chairman Alan Greenspan's July testimony to Congress. He admitted puzzlement that despite the economy's strong growth and low unemployment, no inflationary pressures were brewing, and he strongly hinted no further interest-rate hikes were on the immediate horizon.

"High-yield municipals ...did particularly well in this environment."

   High-yield municipals, which the Fund emphasizes, did particularly well in this environment. The strong demand for, and low supply of, high-yielding bonds helped them out-

[A 2 1/4" x 3 1/2" photo of the Fund management team. Caption reads: "Frank Lucibella (seated) and members of the Fund management team: (l-r) Mike Roye, Tom Goggins, Dianne Sales, Holly Morris".]

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                 John Hancock Funds - High Yield Tax-Free Fund


[Pie Chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into 10 sections. Going from top right clockwise: General Obligation 5%; Certificate of participation 3%; Education 2%; Health 19%; Housing 6%; Industrial Development 8%; Other 14%; Pollution Control 24%. A footnote below states "As a percentage of net assets on August 31, 1997".]

"Among our best performers were general obligation bonds issued by New York City and the District of Columbia."

perform their higher-quality, lower-yielding counterparts. The supply of insured bonds rose during the past year, which resulted in a dramatic drop in the supply of uninsured, high-yielding bonds. Investors seeking high levels of income gravitated toward the lower-rated, high-yielding bonds which helped sustain strong demand. Lower-rated bonds carry higher yields as compensation for the risk that their issuers may be more likely than higher-rated issuers to default on their debt. An insurer, on the other hand, guarantees the timely payment of principal and interest regardless of the quality of the underlying bond.

A look at performance
For the year ended August 31, 1997, John Hancock High Yield Tax-Free Fund's Class A and Class B shares posted total returns of 8.29% and 7.51%, respectively, at net asset value. Those returns lagged the average high-yield municipal bond fund's return of 9.68% for the same period, according to Lipper Analytical Services, Inc. 1 Please see pages six and seven for longer-term performance information. The Fund's lag can be attributed to the disappointing performance of several paper recycling plants. Because the price of paper was weak during the past year, the entire sector suffered.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Paper recycling projects followed by a down arrow and the phrase "Falling paper prices". The second listing is New York City followed by an up arrow and the phrase "Improving fiscal and economic situation". The third listing is Arapahoe County followed by an up arrow and the phrase "Bonds were advance refunded". A footnote below states "See 'Schedule of Investments.' Investment holdings are subject to change".]

Among our best performers were general obligation bonds (GOs) issued by New York City and the District of Columbia. GOs are municipal bonds backed by the full faith and credit (which includes the taxing power) of a municipality, and are repaid with general revenue, including taxes. As the economy improved in New York City, tax revenues also improved, causing the bonds to rally. As for the District of Columbia, President Clinton's proposal to revamp the district's financial structure caused an improvement in the credit standing of its bonds. Another performance boost came when our holdings in Bedford Park, Illinois and Arapahoe County Capital Improvement were advance refunded. With advance refunding, the bonds became backed by high-quality U.S. Treasury securities, and after the refunding, they generally rose in value.

Strategy overview
Throughout the past year, we continued to look for opportunities to diversify our holdings across a greater number of high-yielding bonds. Admittedly, this wasn't always easy because the supply of high-yielding bonds has been relatively low. Furthermore, the strong demand for many high-yield bonds has pushed prices beyond what we

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================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1997." The chart is scaled in increments of 2%, with 10% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 8.29% total return for the John Hancock High Yield Tax-Free Fund: Class A. The second represents the 7.51% total return for the John Hancock High Yield Tax-Free Fund: Class B. the third represents the 9.68% total return for the average high-yield municipal bond fund. A footnote below states "Total returns for John Hancock High Yield Tax-Free fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

believe are reasonable from a risk/reward standpoint. With the help of our research analysts, we focused on finding lower-rated bonds that we believe have underlying financial strength and whose reward, or income, we believe justifies the added credit risk. Two recent additions that fit our criteria were pollution-control bonds backed by Laidlaw issued by Toole County, Utah and Grand Haven Development District of Florida.

   We also continued to emphasize bonds with attractive call protection. A call feature is part of an agreement a bond issuer makes with the buyer describing the schedule and price of redemption before maturity. During periods when interest rates are falling, investors generally don't want their bond holdings to be called away, because they will be forced to invest at lower interest rates. We focused on non-callable bonds (those that can't be redeemed by their issuer before maturity) and bonds that have relatively long call dates.

Outlook
For now, the economic backdrop appears favorable for municipal bonds. The economy continues to look moderately strong, yet all appears to be quiet on the inflationary front. However, we're not necessarily ruling out a further small interest rate boost. If the Federal Reserve Board sees something it believes could be inflationary -- such as a stronger-than-expected employment report -- it would be likely to act swiftly to curtail inflation before it becomes problematic. But in our view, even a small, quarter-percentage-point hike in interest rates probably would not rattle the bond markets to a great extent. As for high-yield municipal bonds, the continued low supply and strong demand should help their performance going forward.

"For now, the economic backdrop appears favorable for municipal bonds."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

See the prospectus for a detailed discussion of the risks of investing in high-yield bonds.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

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--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

   Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                                  ONE      FIVE     TEN
                                                  YEAR     YEARS    YEARS
                                                  ----     -----    -----
John Hancock High Yield Tax-Free
Fund: Class A                                     2.10%    12.69%(1)  N/A
John Hancock High Yield Tax-Free
Fund: Class B                                     1.13%    31.69%    95.42%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                                  ONE      FIVE     TEN
                                                  YEAR     YEARS    YEARS
                                                  ----     -----    -----
John Hancock High Yield Tax-Free
Fund: Class A                                     2.10%     3.48%(1)  N/A
John Hancock High Yield Tax-Free
Fund: Class B                                     1.13%     5.66%     6.93%

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of August 31, 1997
                                                       SEC 30-DAY
                                                          YIELD
                                                          -----

John Hancock High Yield Tax-Free
Fund: Class A                                             5.00%
John Hancock High Yield Tax-Free
Fund: Class B                                             4.48%






                              Notes to Performance

(1) Class A commenced operations on December 31, 1993.

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--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in John Hancock High Yield Tax-Free Fund would be worth on August 31, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index--an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

--------------------------------------------------------------------------------
High Yield Tax-Free Fund
Class A shares

Line chart with the heading High Yield Tax-Free Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Municipal Bond Index and is equal to $12,220 as of August 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $12,069 as of August 31, 1997. The third line represents the High Yield Tax-Free Fund after sales charge and is equal to $11,526 as of August 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
High Yield Tax-Free Fund
Class B shares*

Line chart with the heading High Yield Tax-Free Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Municipal Bond Index and is equal to $24,116 as of August 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on August 29, 1986, before contingent deferred sales charge, and is equal to $19,655 as of August 31, 1997.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

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                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Bonds (cost - $159,024,417) ................................   $169,092,419
  Receivable for investments sold ..............................        102,000
  Receivable for shares sold ...................................        429,772
  Interest receivable ..........................................      2,838,240
  Receivable for futures variation margin - Note A .............          7,059
  Other assets .................................................         71,665
                                                                   ------------
                              Total Assets .....................    172,541,155
                              -------------------------------------------------
Liabilities:
  Due to custodian .............................................        693,857
  Payable for shares repurchased ...............................          7,739
  Dividend payable .............................................         32,761
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        136,023
  Accounts payable and accrued expenses ........................         86,301
                                                                   ------------
                              Total Liabilities ................        956,681
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................    172,342,082
  Accumulated net realized loss on investments and
    financial futures contracts ................................    (10,773,778)
  Net unrealized appreciation of investments and
    financial futures contracts ................................     10,054,716
  Distributions in excess of net investment income .............        (38,546)
                                                                   ------------
                              Net Assets .......................   $171,584,474
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - 125,000,000 shares
  authorized with $0.01 per share par value)
  Class A - $32,199,434/3,446,670 ..............................          $9.34
  =============================================================================
  Class B - $139,385,040/14,919,959 ............................          $9.34
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.34 x104.71%) ...................................          $9.78
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................    $12,173,550
                                                                    -----------
  Expenses:
    Investment management fee - Note B .........................      1,001,880
    Distribution and service fee - Note B
      Class A ..................................................         70,212
      Class B ..................................................      1,440,890
    Transfer agent fee - Note B ................................        146,000
    Custodian fee ..............................................         72,147
    Registration and filing fees ...............................         59,415
    Auditing fee ...............................................         39,731
    Financial services fee - Note B ............................         31,800
    Trustees' fees .............................................         16,475
    Printing ...................................................         12,640
    Miscellaneous ..............................................          6,171
    Legal fees .................................................          6,071
                                                                    -----------
                              Total Expenses ...................      2,903,432
                              -------------------------------------------------
                              Net Investment Income ............      9,270,118
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized loss on investments sold ........................     (3,303,515)
  Net realized loss on financial futures contracts .............       (468,226)
  Change in net unrealized appreciation/depreciation
    of investments .............................................      7,367,183
  Change in net unrealized appreciation/depreciation
    of financial futures contracts .............................        (95,844)
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments and
                              Financial Futures Contracts ......      3,499,598
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $12,769,716
                              =================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   PERIOD FROM
                                                                                 YEAR ENDED     NOVEMBER 1, 1996 TO     YEAR ENDED
                                                                              OCTOBER 31, 1995  AUGUST 31, 1996 (1)  AUGUST 31, 1997
                                                                             -----------------  -------------------  ---------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..................................................       $9,667,347         $8,208,767          $9,270,118
  Net realized loss on investments sold and financial futures contracts ..       (2,063,553)        (2,976,596)         (3,771,741)
  Change in net unrealized appreciation/depreciation of investments and
    financial futures contracts ..........................................       15,034,119         (2,920,056)          7,271,339
                                                                               ------------       ------------        ------------
    Net Increase in Net Assets Resulting from Operations .................       22,637,913          2,312,115          12,769,716
                                                                               ------------       ------------        ------------
Distributions to Shareholders:
  Distributions from net investment income
    Class A - ($0.5780; $0.4958 and $0.5587 per share, respectively) .....         (952,176)          (965,509)         (1,692,115)
    Class B - ($0.5130; $0.4401 and $0.4905 per share, respectively) .....       (8,715,173)        (7,210,525)         (7,657,642)
  Distributions in excess of net investment income
    Class A - ($0.0384; none and none per share, respectively) ...........          (63,196)             --                  --
    Class B - ($0.0340; none and none per share, respectively) ...........         (578,424)             --                  --
                                                                               ------------       ------------        ------------
      Total Distributions to Shareholders ................................      (10,308,969)        (8,176,034)         (9,349,757)
                                                                               ------------       ------------        ------------
From Fund Share Transactions - Net : * ...................................       (9,338,914)         7,736,188          (3,167,486)
                                                                               ------------       ------------        ------------
Net Assets:
  Beginning of period ....................................................      166,469,702        169,459,732         171,332,001
                                                                               ------------       ------------        ------------
  End of period (including undistributed net investment income of none;
    $46,322 and distributions in excess of net investment income of
    $38,546, respectively) ...............................................     $169,459,732       $171,332,001        $171,584,474
                                                                               ============       ============        ============
* Analysis of Fund Share Transactions:

                                                                                     PERIOD FROM
                                                          YEAR ENDED              NOVEMBER 1, 1996 TO            YEAR ENDED
                                                       OCTOBER 31, 1995           AUGUST 31, 1996 (1)         AUGUST 31, 1997
                                                    -------------------------  -------------------------  --------------------------
                                                      SHARES       AMOUNT        SHARES       AMOUNT         SHARES      AMOUNT
                                                    -----------  ------------  -----------  ------------  -----------  -------------
CLASS A
  Shares sold                                         471,510     $4,304,187    1,391,142   $12,993,351    1,578,539   $14,597,255
  Shares issued to shareholders in reinvestment
    of distributions                                   40,880        373,017       43,404       405,043       84,834       785,117
                                                    ---------     ----------    ---------   -----------    ---------   -----------
                                                      512,390      4,677,204    1,434,546    13,398,394    1,663,373    15,382,372
  Less shares repurchased                            (755,291)    (6,954,380)    (352,595)   (3,288,775)    (801,201)   (7,400,978)
                                                    ---------     ----------    ---------   -----------    ---------   -----------
  Net increase (decrease)                            (242,901)   ($2,277,176)   1,081,951   $10,109,619      862,172    $7,981,394
                                                    ---------     ----------    ---------   -----------    ---------   -----------
CLASS B
  Shares sold                                       2,984,185    $26,948,744    2,138,726   $20,159,232    2,646,041   $24,449,200
  Shares issued to shareholders in reinvestment
    of distributions                                  341,251      3,125,237      266,206     2,501,301      277,587     2,569,048
                                                    ---------     ----------    ---------   -----------    ---------   -----------
                                                    3,325,436     30,073,981    2,404,932    22,660,533    2,923,628    27,018,248
  Less shares repurchased                          (4,059,955)   (37,135,719)  (2,673,804)  (25,033,964)  (4,127,421)  (38,167,128)
                                                    ---------     ----------    ---------   -----------    ---------   -----------
  Net decrease                                       (734,519)   ($7,061,738)    (268,872)  ($2,373,431)  (1,203,793) ($11,148,880)
                                                    =========     ==========    =========   ===========    =========   ===========

(1) Effective  August 31, 1996, the fiscal period end changed from October 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                          PERIOD FROM
                                                       DECEMBER 31, 1993
                                                       (COMMENCEMENT OF                            PERIOD FROM
                                                        OPERATIONS) TO        YEAR ENDED        NOVEMBER 1, 1995       YEAR ENDED
                                                       OCTOBER 31, 1994  OCTOBER 31, 1995(2)  TO AUGUST 31, 1996(6)  AUGUST 31, 1997
                                                       ----------------  -------------------  ---------------------  ---------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................   $  9.85            $  8.82              $  9.47             $  9.16

  Net Investment Income .................................      0.48(1)            0.57                 0.49(1)             0.56(1)
  Net Realized and Unrealized Gain (Loss) on
    Investments Sold and Financial Futures Contracts ....     (0.94)              0.70                (0.30)               0.18

    Total from Investment Operations ....................     (0.46)              1.27                 0.19                0.74

  Less Distributions:
  Dividends from Net Investment Income ..................     (0.48)             (0.58)               (0.50)              (0.56)
  Distributions in Excess of Net Investment Income ......     (0.09)             (0.04)                 --                  --

    Total Distributions .................................     (0.57)              0.62                (0.50)              (0.56)

  Net Asset Value, End of Period ........................   $  8.82            $  9.47              $  9.16             $  9.34

  Total  Investment  Return at Net Asset Value(3) .......     4.96%(4)          14.85%                1.96%(4)            8.29%

Ratios and Supplemental Data
  Net Assets,  End of Period (000s omitted) .............   $15,401            $14,225              $23,663             $32,199
  Ratio of Expenses to Average Net Assets ...............     1.15%(6)           1.06%                1.10%(5)            1.06%
  Ratio of Net Investment Income to Average Net Assets ..     6.08%(6)           6.36%                6.39%(5)            6.00%
  Portfolio Turnover Rate ...............................       62%                64%                  38%                 51%







The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                         YEAR ENDED OCTOBER 31,         NOVEMBER 1, 1995  YEAR ENDED
                                                               ----------------------------------------- TO AUGUST 31,    AUGUST 31,
                                                                 1992       1993      1994       1995(2)    1996(6)          1997
                                                               --------   --------   --------   -------- --------------  -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................    $9.31       $9.39      $9.98      $8.82       $9.47         $9.16
                                                              -------    --------   --------   --------   ---------      --------
  Net Investment Income ....................................     0.55        0.53       0.48       0.51        0.44(1)       0.49(1)
  Net Realized and Unrealized Gain (Loss) on Investments
    Sold and Financial Futures Contracts ...................     0.17        0.72      (0.90)      0.69       (0.31)         0.18
                                                              -------    --------   --------   --------   ---------      --------
      Total from Investment Operations .....................     0.72        1.25      (0.42)      1.20        0.13          0.67
                                                              -------    --------   --------   --------   ---------      --------
  Less Distributions:
    Dividends from Net Investment Income ...................    (0.55)      (0.56)     (0.48)     (0.51)      (0.44)        (0.49)
    Distributions in Excess of Net Investment Income              --          --       (0.07)     (0.04)        --            --
    Distributions from Net Realized Gain on Investments Sold    (0.09)      (0.10)     (0.19)       --          --            --
                                                              -------    --------   --------   --------   ---------      --------
      Total Distributions ..................................    (0.64)      (0.66)     (0.74)     (0.55)      (0.44)        (0.49)
                                                              -------    --------   --------   --------   ---------      --------
  Net Asset Value, End of Period ...........................    $9.39       $9.98      $8.82      $9.47       $9.16         $9.34
                                                              =======    ========   ========   ========   =========      ========
  Total Investment Return at Net Asset Value (3) ...........    7.89%      13.69%     (4.44%)    13.99%       1.36%(4)      7.51%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................  $65,933    $113,442   $151,069   $155,234   $147,669       $139,385
  Ratio of Expenses to Average Net Assets ..................    2.17%       2.06%      1.85%      1.79%      1.81%(5)       1.81%
  Ratio of Net Investment Income to Average Net Assets .....    5.78%       5.23%      5.36%      5.61%      5.65%(5)       5.28%
  Portfolio Turnover Rate ..................................      40%        100%        62%        64%        38%            51%

(1) On average month end shares outstanding.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.






                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


Schedule of Investments
August 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Tax-Free Fund on August 31, 1997. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are further broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
TAX-EXEMPT LONG-TERM BONDS
Arizona (0.90%)
  Maricopa, County of,
    Hosp Rev Ref Sun Health Corp .............................   6.125%    04-01-18       BBB-     $1,500  $  1,545,090      5.95%
                                                                                                           ------------
California (11.63%)
  ABAG Finance Auth for Nonprofit Corps,
    Cert of Part Nat'l Ctr for Int'l Schools Proj ............   7.375     05-01-18       BB+       1,000     1,006,820      7.33
  Foothill/Eastern Transportation Corridor Agency,
    Toll Rd Rev Sr Lien Cap Apprec Ser A .....................    Zero     01-01-18       BBB-      7,950     2,379,356      6.02
  San Bernardino, County of,
    Cert of Part Ser 1994 Medical Center Fin Proj ............   5.500     08-01-17       A-        4,500     4,478,220      5.53
  San Diego County Water Auth,
    Wtr Rev Cert of Part Reg RITES ...........................   7.342#    04-23-08       AAA       1,000     1,127,500      7.84
  San Francisco, City of,
    Resid Facil Ser A Coventry Park Proj .....................   8.500     12-01-26       BB        2,000     2,069,040      8.22
  San Joaquin Hills Transportation Corridor Agency,
    Toll Rd Rev Sr Lien ......................................   5.000     01-01-33       BBB-      1,000       900,940      5.55
  South Orange County Public Financing Auth,
    Spec Tax Rev Levrrs Inflows ..............................   8.190#    08-15-17       AAA       7,500     7,987,500      7.95
                                                                                                           ------------
                                                                                                             19,949,376
                                                                                                           ------------
Colorado (6.74%)
  Arapahoe County Capital Improvement Trust Fund,
    Highway Rev Current Ser E-470 ............................   6.950     08-31-20       Baa       5,000     5,839,250      5.95
  Denver, City and County of,
    Airport Sys Rev Ser 1992A Preref .........................   7.250     11-15-25       AAA       1,410     1,614,831      6.33
    Airport Sys Rev Ser 1992A Unref Bal ......................   7.250     11-15-25       AAA       3,590     4,111,519      6.33
                                                                                                           ------------
                                                                                                             11,565,600
                                                                                                           ------------
Connecticut (0.60%)
  Connecticut State Development Auth,
    Aquarium Proj Rev Ser A Mystic MarineLife Aquarium Proj ..   7.000     12-01-27       BB+       1,000     1,034,650      6.77
                                                                                                           ------------
District Of Columbia (2.32%)
  District of Columbia,
    Cert of Part Ser 1993 ....................................   7.300     01-01-13       BB        1,000     1,085,540      6.72
    GO 1996 Ser A ............................................   6.375     06-01-1        BB        1,780     1,853,621      6.12
    GO 1996 Ser A ............................................   6.375     06-01-26       BB        1,000     1,034,900      6.16
                                                                                                           ------------
                                                                                                              3,974,061
                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Florida (7.25%)
  Grand Haven Community Development District,
    Special Assessment Ser A .................................   6.300%    05-01-02       BB+      $1,000    $1,011,970      6.23%
    Special Assessment Ser B .................................   6.900     05-01-19       BB+         750       740,858      6.99
  Hillsborough County Aviation Auth,
    Rev Special Purpose Facility Imp US Air Proj .............   8.600     01-15-22       B-        3,900     4,332,354      7.74
  Homestead, City of,
    Ind'l Development Rev Ser A Community Rehab Proj .........   7.950     11-01-18       BB        3,980     4,232,054      7.48
  South Indian River Water Control District,
    Rev Egret Landing Proj Section 15 Phase 1 ................   7.500     11-01-18       BB+       2,000     2,115,400      7.09
                                                                                                           ------------
                                                                                                             12,432,636
                                                                                                           ------------
Illinois (7.47%)
  Bedford Park, City of,
    Tax Increment Rev Ref 71st & Cicero Proj .................   7.000     01-01-06       BBB-        650       673,127      6.76
    Tax Increment Rev Ref 71st & Cicero Proj .................   7.375     01-01-12       BBB-      1,000     1,031,580      7.15
    Tax Increment Rev Sr Lien Mark IV Proj ...................   9.750     03-01-12       AA        1,000     1,215,210      8.02
  Chicago, City of,
    Chicago-O'Hare Int'l Airport Spec Facil Rev
      Ref American Airlines Inc ..............................   8.200     12-01-24       BBB-      1,500     1,793,925      6.86
  Illinois Health Facilities Auth,
    Rev Ser A Fairview Obligated Group Proj ..................   9.500     10-01-22       AA        2,500     3,086,450      7.69
    Rev Ser B Fairview Obligated Group Proj ..................   9.000     10-01-22       AA        1,500     1,819,365      7.42
  Robbins, County of,
    Res Recovery Rev Ser 1994 A Robbins Res Recovery Partners    8.375     10-15-16       BB        1,000     1,046,790      8.00
  Round Lake Beach, City of,
    Tax Increment Rev Ref ....................................   7.500     12-01-13       BBB-      2,000     2,145,060      6.99
                                                                                                           ------------
                                                                                                             12,811,507
                                                                                                           ------------
Indiana (1.25%)
  Wabash, County of,
    Solid Waste Disp Rev Jefferson Smurfit Corp Proj .........   7.500     06-01-26       BB        2,000     2,144,580      6.99
                                                                                                           ------------
Iowa (0.15%)
  Iowa Finance Auth,
    Hlth Care Facil Rev Ref Care Initiatives Proj ............   9.250     07-01-25       BB          200       261,142      7.08
                                                                                                           ------------
Kansas (1.28%)
  Prairie Village, City of,
    Rev Ser A Claridge Court Proj ............................   8.750     08-15-23       BBB-      2,000     2,194,040      7.98
                                                                                                           ------------
Kentucky (3.16%)
  Kenton County Airport Board,
    Rev Spec Facil Delta Airlines Inc Ser 1985 ...............   7.800     12-01-15       BB+       2,500     2,680,625      7.27
    Rev Spec Facil Delta Airlines Proj Ser B .................   7.250     02-01-22       BB+       2,500     2,739,325      6.62
                                                                                                           ------------
                                                                                                              5,419,950
                                                                                                           ------------
Maryland (1.28%)
  Baltimore, County of,
    Poll Control Rev Ref Bethlehem Steel Corp Proj ...........   7.500     06-01-15       B+        2,000     2,188,260      6.85
                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Massachusetts (3.27%)
  Massachusetts Industrial Finance Agency,
    Rev Ser A Southeastern Mass Proj .........................   9.000%    07-01-15       BB       $2,800    $3,153,164      7.99%
  Massachusetts Port Auth,
    Spec Proj Rev Harborside Hyatt Hotel .....................  10.000     03-01-26       BBB-      2,200     2,456,300      8.96
                                                                                                           ------------
                                                                                                              5,609,464
                                                                                                           ------------
Michigan (4.16%)
  Waterford Township Economic Development Corp,
    Rev Ltd Oblig Canterbury Hlth Care .......................   8.375     07-01-23       BB-       3,500     3,766,420      7.78
  Wayne Charter, County of,
    Spec Airport Facil Rev Ref Ser 1995 Northwest
      Airlines, Inc. .........................................   6.750     12-01-15       BB+       3,120     3,375,434      6.24
                                                                                                           ------------
                                                                                                              7,141,854
                                                                                                           ------------
Missouri (0.62%)
  Lees Summit Industrial Development Auth,
    Hlth Facil Rev Ref & Imp John Knox Vlg Proj ..............   7.125     08-15-12       A-        1,000     1,066,750      6.68
                                                                                                           ------------
Nevada (2.39%)
  Clark, County of,
    Spec Imp Dist No. 108 Summerlin South Area Local Imp
      Ser 1997 ...............................................   6.625     02-01-17       BB+       2,000     2,032,000      6.52
  Las Vegas, City of,
    Local Imp Ser 07-01-96 Spec Imp Dist 707
      (Summerlin Area) .......................................   7.100     06-01-16       BB+       2,000     2,075,200      6.84
                                                                                                           ------------
                                                                                                              4,107,200
                                                                                                           ------------
New Hampshire (1.54%)
  New Hampshire Business Finance Auth,
    Poll Control & Solid Waste Ref Crown Paper Co Proj .......   7.750     01-01-22       BB-       1,500     1,635,060      7.11
  New Hampshire Higher Educational and Health Facilities Auth,
    Rev New Hampshire College ................................   6.375     01-01-27       BBB-      1,000     1,009,540      6.31
                                                                                                           ------------
                                                                                                              2,644,600
                                                                                                            ------------
New Jersey (5.40%)
  Camden County Improvement Auth,
    Lease Rev Ser A Holt Hauling & Warehousing Proj ..........   9.875     01-01-21       BB+       1,500     1,750,695      8.46
  New Jersey Economic Development Auth,
    Rev Ref Ind'l Development Newark Airport Marriott
      Hotel Proj .............................................   7.000     10-01-14       BBB-      2,500     2,659,400      6.58
    Rev Ref Ser J Holt Hauling Proj ..........................   8.500     11-01-23       BBB       2,500     2,739,625      7.76
  New Jersey Health Care Facilities Financing Auth,
    Rev Care Institute Inc Cherry Hill Proj ..................   8.000     07-01-27       BB+       2,000     2,115,420      7.56
                                                                                                           ------------
                                                                                                              9,265,140
                                                                                                           ------------
New Mexico (2.11%)
  Farmington, County of,
    Poll Control Rev Ref Ser A Pub Serv Co of
  New Mexico San Juan Proj ...................................   6.400     08-15-23       BB+       3,500     3,625,055      6.18
                                                                                                           ------------
New York (4.26%)
  Glen Cove Housing Auth,
    Rev Sr Living Facil The Mayfair Proj .....................   8.250     10-01-26       BB+       1,425     1,516,998      7.75

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
New York (continued)
  Islip Community Development Agency,
    Community Dev Rev Ref NY Institute of Technology Proj ....   7.500%    03-01-26       BB-      $2,000    $2,126,580      7.05%
  New York, City of,
    GO Fiscal 1994 Ser B1 Preref .............................   7.300     08-15-11       A-          185       215,569      6.26
    GO Fiscal 1994 Ser B1 Unref Bal ..........................   7.300     08-15-11       A-          765       871,802      6.41
    GO Fiscal 1997 Ser J .....................................   6.000     08-01-17       A-        2,500     2,570,650      5.84
                                                                                                           ------------
                                                                                                              7,301,599
                                                                                                           ------------
Ohio (5.03%)
  Bedford, County of,
    Rev Ref Community Hosp Bedford Inc. ......................   8.500     05-15-09       AA        1,345     1,491,121      7.67
  Cleveland, City of,
    Parking Facil Imp Rev ....................................   8.000     09-15-12       AA        1,000     1,171,340      6.83
    Parking Facil Imp Rev ....................................   8.100     09-15-22       AA        2,000     2,351,320      6.89
  Lorain, County of,
    Rev 1st Mtg Ser A Kendal At Oberlin Proj .................   8.625     02-01-22       BBB-      3,300     3,611,784      7.88
                                                                                                           ------------
                                                                                                              8,625,565
                                                                                                           ------------
Oklahoma (1.30%)
  Tulsa Municipal Airport Trust, Trustees of,
    Rev American Airlines, Inc. ..............................   7.350     12-01-11       BBB-      2,000     2,227,600      6.60
                                                                                                            ------------
Oregon (2.65%)
  Western Generation Agency,
    Rev 1994 Ser A Wauna Cogeneration Proj ...................   7.125     01-01-21       BBB-      4,300     4,555,377      6.73
                                                                                                           ------------
Pennsylvania (10.88%)
  Beaver County Industrial Development Auth,
    Coll Poll Control Rev Ref Ser 1995A
  Toledo Edison Co Beaver Valley Proj ........................   7.750     05-01-20       BB+       2,500     2,826,400      6.86
    Poll Control Rev Ref Cleveland Elec Proj .................   7.625     05-01-25       BB+       1,600     1,788,112      6.82
  Chester County Industrial Development Auth,
    Rev 1st Mtg Rha/Pa Nursing Home ..........................  10.125     05-01-19       B-          196       180,038     11.02
  Montgomery County Higher Education and Health Auth,
    Hosp Rev Ser A Utd Hosp Original Iss .....................   7.500     11-01-14       AAA       1,055     1,128,512      7.01
    Hosp Rev Ser B Utd Hosp Original Iss .....................   7.500     11-01-13       AAA       3,030     3,241,130      7.01
  Montgomery County Redevelopment Auth,
    Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj ............   6.500     07-01-25       BBB+      2,500     2,507,325      6.48
  Northampton County Industrial Development Auth,
    Poll Control Rev Ref Bethlehem Steel Proj ................   7.550     06-01-17       B+        2,000     2,193,740      6.88
  Philadelphia Auth For Industrial Development,
    Rev 1st Mtg Rha Care Pavilion Proj .......................  10.250     02-01-18       BB          280       286,504     10.02
  Philadelphia Hospitals and Higher Education Facilities Auth,
    Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj ....   8.625     07-01-21       BB        2,300     2,462,173      8.06
  Philadelphia Industrial Development Auth,
    Commercial Devel Rev Ref Ser A Doubletree Proj ...........   6.500      10-01-27      BB+       2,000     2,064,160      6.30
                                                                                                           ------------
                                                                                                             18,678,094
                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Rhode Island (1.37%)
  Providence Redevelopment Agency,
    Cert of Part Ser A .......................................   8.000%    09-01-24       BB-      $2,160    $2,349,151      7.36%
                                                                                                           ------------
Utah (2.85%)
  Carbon, County of,
    Solid Waste Disp Rev Ref Ser A East Carbon
      Development Corp .......................................   9.000     07-01-12       BBB-      2,000     2,120,160      8.49
    Solid Waste Disp Rev Ref Sunnyside Cogeneration Proj .....   9.250     07-01-18       B         1,900     1,235,000     14.23
  Toole, County of,
    Poll Control Rev Ref Ser A Laidlaw Environmental Proj ....   7.550     07-01-27       BBB-      1,500     1,543,545      7.34
                                                                                                           ------------
                                                                                                              4,898,705
                                                                                                           ------------
Virginia (2.83%)
  Hopewell Industrial Development Auth,
    Resource Recovery Rev Ref Stone Container Corp Proj ......   8.250     06-01-16       BB        4,400     4,855,048      7.48
                                                                                                           ------------
Washington (2.81%)
  Port of Walla Walla Public Corp,
    Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj .   9.125     01-01-26       BB-       5,000     3,500,000     13.04
  Spokane County Industrial Development Corp,
    Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj ........   7.600     03-01-27       BB-       1,250     1,320,325      7.20
                                                                                                           ------------
                                                                                                              4,820,325
                                                                                                           ------------
West Virginia (1.05%)
  Marion, County of,
    Community Solid Waste Disp Rev American
      Pwr Paper Recycling Proj ...............................   7.750     12-01-11       B         4,000     1,800,000     17.22
                                                                                                           ------------
                                                           TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                        (Cost $159,024,417)       (98.55%) $169,092,419
                                                                                                   ======  ============

* Credit Ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

#  Represents the rate in effect on August 31, 1997.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.








                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


Portfolio Concentration
--------------------------------------------------------------------------------

The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the Schedule of Investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1997, assigned to the various sector categories.

                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                   OF FUND'S
SECTOR DISTRIBUTION                                               NET ASSETS
-------------------                                               ----------
    General Obligation .........................................     4.84%
    Revenue Bonds - Certificate of Participation ...............     2.59
    Revenue Bonds - Education ..................................     1.83
    Revenue Bonds - Health .....................................    19.33
    Revenue Bonds - Housing ....................................     5.66
    Revenue Bonds - Industrial Development Bond ................     8.20
    Revenue Bonds - Other ......................................    12.66
    Revenue Bonds - Pollution Control Facilities ...............    24.20
    Revenue Bonds - Transportation .............................    17.35
    Revenue Bonds - Water & Sewer ..............................     1.89
                                                                    -----
                                TOTAL TAX-EXEMPT LONG-TERM BONDS    98.55%
                                                                    =====



























                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


NOTE A --
ACCOUNTING POLICIES
John Hancock Tax Free Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock High Yield Tax-Free Fund (the "Fund") and John Hancock Tax-Free Bond Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Board of Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Board of Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,907,488 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards will expire as follows: August 31, 2002--$2,785,979, August 31, 2003--$205,838,
August 31,  2004--$3,207,633 and August 31,  2005--$708,038.  Additionally,  net
capital losses of $2,602,569 attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day (September 1, 1997) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended August 31, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At August 31, 1997 there were the following open positions in financial futures contracts:

                                                                  UNREALIZED
EXPIRATION          OPEN CONTRACTS                POSITION       DEPRECIATION
----------          --------------                --------       ------------
SEP 97              20 U.S. TREASURY BOND         SHORT            ($15,000)
                                                                    =======

   At August 31, 1997, the Fund has deposited $36,000 in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and cor-

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


responding  liability.   The  amount  of  the  liability  will  be  subsequently
marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended August 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $215,849. Out of this amount, $26,764 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $174,321 was paid as sales commissions to unrelated broker-dealers and $14,764 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $458,112.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. The Fund has temporarily agreed to limit the distribution and service fees pursuant to Class A to 0.25% of the average daily net assets.Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipone are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,714.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1997, aggregated $85,565,249 and $89,916,289, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1997.

   The cost of investments owned at August 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $159,024,417. Gross unrealized appreciation and depreciation of investments aggregated $14,610,395 and $4,542,393 respectively, resulting in net unrealized appreciation of $10,068,002.

NOTE D --
RECLASSIFICATION OF ACCOUNTS
During the year ended August 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $459, an increase to distributions in excess of net investment income of $5,229 and an increase in capital paid-in of $4,770. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - High Yield Tax-Free Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT  AUDITORS
To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust --
   John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1997, and the related statement of operations for the year ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of John Hancock Tax-Free Bond Trust at August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Boston, Massachusetts
October 14, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1997.

   For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

   Income dividends are 99.91% tax-exempt. Approximately 18.82% of the 1997 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders will receive a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

================================================================================
                                     NOTES

           John Hancock Funds - John Hancock High Yield Tax-Free Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                        PAID
1-800-225-5291   1-800-554-6713 (TDD)                           Randolph, MA
INTERNET: www.jhancock.com/funds                               Permit No. 75
































--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             5900A  8/97
                                                                           10/97

                                 ANNUAL REPORT
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    Tax-Free
                                   Bond Fund

                                AUGUST 31, 1997











                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. They also allow IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

   For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law allows non-working spouses to make IRA contributions even if their spouse is covered by a pension plan at work, provided the couple's joint income is less than $150,000.

[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 591/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

   A second new IRA plan is called the "Education IRA" which allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions as the Roth IRA.

   The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    By Thomas C. Goggins, Portfolio Manager

                             John Hancock Tax-Free
                                   Bond Fund

                     Low inflation, strong technical factors
                     ---------------------------------------
                            fuel municipal bond rally
                            -------------------------

Powered by a number of favorable factors, municipal bonds turned in a strong performance during the past 12 months. The most important factor aiding municipal bonds was the lack of inflationary pressure. Inflation is the bugaboo of bond investing because it eats away at the value of bonds' fixed-income payments. At times during the past year, bond investors were worried that stronger-than-expected economic reports would mean that inflation was in danger of heating up. Moreover, investors feared that the Federal Reserve Board would be forced to raise interest rates as a pre-emptive strike. When inflation worries were at their peak -- as they were during much of the first calendar quarter of 1997 -- bond investors sent bond prices lower and bond yields higher. But after this bout of hand wringing and a small rate hike by the Fed, the bond markets staged an impressive rally that began in late spring and lasted almost to the end of the period. Not only was there evidence that the economy was growing at a non-inflationary pace, but fears of rising interest rates were put to rest when Fed Chairman Alan Greenspan strongly suggested to Congress in July that no further rate hikes were on the near-term horizon.

"Municipals got other good news on the legislative and technical fronts."

   Municipals got other good news on the legislative and technical fronts. The past year saw the death of major support for a federal flat tax. If enacted, the flat tax would have wiped out the tax-exempt advantage of municipal bonds. And from a technical standpoint, a slight increase in

[A 2 1/4" x 3" photo of the Fund management team at bottom right. Caption reads:
"Thomas C. Goggins (seated) and Fund management team members Frank Lucibella and Dianne Sales".]

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund


[Pie Chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into 11 sections. Going from top right clockwise: General Obligation 9%; Certificate of participation 1%; Education 4%; Electric 16%; Health 15%; Housing 4%; Industrial Development 8%; Other 4%; Pollution Control 14%; Transportation 21%; Water & Sewer 4%. A footnote below states "As a percentage of net assets on August 31, 1997".]

The Fund's stake in non-callable securities boosted performance.

the amount of the total supply of municipal bonds available was adequately digested by somewhat stronger demand for them.

A look at performance
Against that backdrop, John Hancock Tax-Free Bond Fund turned in a solid performance for the year. For the 12 months ended August 31, 1997, the Fund's Class A and Class B shares posted total returns of 9.44% and 8.63%, respectively, at net asset value. That compared favorably to the average general municipal bond fund's 8.83% return, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Port Authority of New York followed by an up arrow and the phrase "Strong demand for uninsured New York bonds". The second listing is Arapahoe County followed by an up arrow and the phrase "Improving credit quality". The third listing is Paper recycling products followed by a down arrow and the phrase "Weak paper prices." A footnote below states "See 'Schedule of Investments'. Investment holdings are subject to change."]

   Several factors contributed to the Fund's better-than-average performance. First was our relatively heavy weighting in investment-grade bonds rated BBB by Standard & Poor's. Throughout the past year, these lower-rated bonds were in great demand among investors, primarily because they offered higher yields than bonds rated A or higher. However, we've done some recent pruning among our BBB-rated holdings. In our view, there is a risk that the economy could weaken, especially given current economic conditions in parts of Europe and Asia. If the U.S. economy falters in response, lower-rated bonds -- which are more sensitive than higher-rated securities to economic weakness -- could suffer. In light of that outlook, we felt it prudent to pare some of our lower-rated holdings at a time period when their prices were quite good. Even after those sales, however, the Fund remained overweighted in relatively high-yielding, BBB-rated bonds compared to its peers. Another factor that worked in the Fund's favor was our stake in non-callable securities, which can't be redeemed by their issuer before maturity. Municipalities, like homeowners, often like to refinance their debt when interest rates fall. When they call away -- or refinance -- their debt when rates fall, bondholders may be forced to find replacement bonds that offer lower interest rates. Because they can't be redeemed prior to maturity, non-callable bonds tend to perform better than their callable counterparts when interest rates are on the decline.

   In response to changing market conditions, and depending on our view of where interest rates were headed, we adjusted the Fund's duration. Duration measures how sensitive a bond's price, and therefore the Fund's share price, is to changes in interest rates. The longer the duration, the more sensitive; the shorter, the less sensitive. Our duration was relatively long during the spring and summer, which was a generally a

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1997." The chart is scaled in increments of 2%, with 10% at the top and 0% at the bottom. Within the chart are three solid bars. The first represents the 9.44% total return for John Hancock Tax-Free Bond Fund: Class A. the second represents the 8.63% total return for John Hancock Tax-Free Bond Fund: Class B. The third represents the 8.83% total return for the average general municipal bond fund. A footnote below states "Total returns for John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

positive given the market's rally as interest rates fell.

Winners and losers
As we mentioned previously, many of our BBB-rated holdings did quite well during the period. One example was bonds issued by the Port Authority of New York for a co-generation plant used to provide energy and heat for the authority's terminals. Strong demand for all types of New York uninsured bonds helped send these holdings higher. Houston Airport bonds issued on behalf of Continental Airlines did well as the company's financial picture improved. Finally, Araphoe County, Colorado bonds -- which are used to fund a highway surrounding the Denver Airport -- were advance refunded. In an advance refunding, an issuer with existing bonds will issue a second set of bonds. Proceeds from this sale are then invested in U.S. Treasury securities, and these Treasuries then secure the original bonds until their call date. Because they are backed by the highest-quality Treasury bonds, the refunded municipals experience credit quality improvement, and in this case, price appreciation.

   Our disappointments were limited to a very small holding in a paper recycling plant, which suffered when the price of paper remained low during the period.

"In our view, the bond markets are poised to continue their climb."

Outlook
The bond market could continue to experience bouts of volatility over the near term as investors try to sort out various economic reports -- which may prove to be contradictory at times -- and what they portend for interest rates and inflation. But our longer-term view is that bonds are poised to continue their climb. The deflationary pressures that have curtailed economic growth in Europe and Asia could ultimately translate into slower economic growth in the United States. If the American economy shows signs of slowing, the Federal Reserve Board would have the luxury of lowering interest rates. Since bond prices move in the opposite direction of interest rates, falling rates could prompt a bond rally. We also believe that there are strong underpinnings to the municipal market. Supply, which has been stronger so far in 1997 than it was in preceding years, continues to be easily absorbed by demand.



--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

   Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax. Also note that capital gains are taxable.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS    FUND
                                             ----     -----    ----
John Hancock Tax-Free Bond Fund: Class A     3.70%    34.70%   73.69%(1)
John Hancock Tax-Free Bond Fund: Class B     2.78%    33.86%   42.40%(2)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended June 30, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS    FUND
                                             ----     -----    ----
John Hancock Tax-Free Bond Fund: Class A(3)  3.70%    6.14%    7.66%(1)
John Hancock Tax-Free Bond Fund: Class B(3)  2.78%    6.01%    6.50%(2)

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------

As of August 31, 1997
                                                  SEC 30-DAY
                                                     YIELD
                                                     -----
John Hancock Tax-Free Bond Fund: Class A             4.53%
John Hancock Tax-Free Bond Fund: Class B             3.99%



                              Notes to Performance

(1)  Class A commenced operations on January 5, 1990.
(2)  Class B commenced operations on December 31, 1991.
(3) The Adviser voluntarily waived a portion of the management fee during the period. Without the waiver of expenses, the average annualized total return for the one-year, five-year, and since inception periods for Class A shares would have been 3.62%, 6.00% and 7.38%, respectively. The average annualized total returns for the one-year, five-year, and since inception periods for Class B shares would have been 2.69%, 5.87% and 6.48%, respectively.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in John Hancock Tax-Free Bond Fund would be worth on August 31, 1997. They assume that you invested on the day each class of shares started. They also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index--an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. *No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------
Tax-Free Bond Fund
Class A shares

Line chart with the heading Tax-Free Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $18,617 as of August 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on January 5, 1990, before sales charge, and is equal to $17,964 as of August 31, 1997. The third line represents the Tax-Free Bond Fund after sales charge and is equal to $17,779 as of August 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Bond Fund
Class B shares

Line chart with the heading Tax-Free Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $14,931 as of August 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $14,618 as of August 31, 1997. The third line represents the Tax-Free Bond Fund after contingent deferred sales charge and is equal to $14,518 as of August 31, 1997.
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Tax-exempt long-term bonds (cost - $742,512,417) ............. $809,344,157
  Receivable for investments sold ................................      215,288
  Receivable for shares sold .....................................       51,756
  Interest receivable ............................................   13,402,686
  Receivable for variation margin ................................      142,019
  Other assets ...................................................       95,649
                                                                   ------------
                              Total Assets .......................  823,251,555
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ..............................   25,367,119
  Due to Custodian ...............................................    1,943,051
  Payable for shares repurchased .................................       99,111
  Dividend payable ...............................................      323,473
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ......................................      574,648
  Accounts payable and accrued expenses ..........................      137,929
                                                                   ------------
                              Total Liabilities ..................   28,445,331
                              -------------------------------------------------
Net Assets:
  Capital paid-in ................................................  744,787,590
  Accumulated net realized loss on investments and
    financial futures contracts ..................................  (16,765,472)
  Net unrealized appreciation of investments and
    financial futures contracts ..................................   66,953,350
  Distributions in excess of net investment income ...............     (169,244)
                                                                   ------------
                              Net Assets ......................... $794,806,224
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding-unlimited number of shares authorized with $0.01 per share par value)
  Class A - $590,184,987/55,530,901 ..............................       $10.63
  =============================================================================
  Class B -  $204,621,237/19,252,949 .............................       $10.63
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.63 x104.71%) ....................................       $11.13
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Interest .......................................................  $49,758,278
                                                                    -----------
  Expenses:
    Investment management fee - Note B ...........................    4,110,920
    Distribution and service fee - Note B
      Class A ....................................................      887,187
      Class B ....................................................    1,625,302
    Transfer agent fee - Note B ..................................      949,844
    Custodian fee              222,618
    Registration and filing fees .................................      204,718
    Financial services fee - Note B ..............................      143,283
    Trustees' fees ...............................................       68,544
    Printing .....................................................       45,223
    Auditing fee .................................................       44,715
    Legal fees ...................................................       32,801
    Miscellaneous ................................................       23,283
    Interest expense - Note A ....................................       17,018
    Less management fee reduction - Note B .......................     (459,575)
                                                                    -----------
                              Net Expenses .......................    7,915,881
                              -------------------------------------------------
                              Net Investment Income ..............   41,842,397
                              -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized loss on investments sold ..........................     (604,926)
  Net realized loss on financial futures contracts ...............   (1,773,160)
  Change in net unrealized appreciation/depreciation
  of investments .................................................   28,236,018
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ...............................   (2,040,219)
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments and
                              Financial Futures Contracts ........   23,817,713
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ..........  $65,660,110
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        PERIOD FROM
                                                                                         YEAR ENDED   JANUARY 1, 1996   YEAR ENDED
                                                                                        DECEMBER 31,   TO AUGUST 31,     AUGUST 31,
                                                                                            1995          1996 (1)         1997
                                                                                        -------------  --------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................................     $10,263,078    $15,419,178     $41,842,397
  Net realized gain (loss) on investments sold and financial futures contracts .....      (7,036,534)       150,708      (2,378,086)
  Change in net unrealized appreciation/depreciation of investments and
    financial futures contracts ....................................................      31,417,068     (2,174,110)     26,195,799
                                                                                        ------------   ------------    ------------
    Net Increase in Net Assets Resulting from Operations ...........................      34,643,612     13,395,776      65,660,110
                                                                                        ------------   ------------    ------------
Distributions to Shareholders:
  Distributions from net investment income
    Class A - ($0.5699, $0.3940 and $0.5859 per share, respectively) ...............      (6,647,931)   (12,785,885)    (33,144,713)
    Class B - ($0.4927, $0.3421 and $0.5073 per share, respectively) ...............      (3,620,138)    (2,575,862)     (8,723,112)
                                                                                        ------------   ------------    ------------
      Total Distributions to Shareholders ..........................................     (10,268,069)   (15,361,747)    (41,867,825)
                                                                                        ------------   ------------    ------------
From Fund Share Transactions - Net* ................................................     (13,536,114)   448,385,360     128,973,479
                                                                                        ------------   ------------    ------------
Net Assets:
  Beginning of period ..............................................................     184,781,642    195,621,071     642,040,460
                                                                                        ------------   ------------    ------------
  End of period (including undistributed net investment income of none,
  $70,842 and distributions in excess of net investment income of $169,244,
  respectively) ....................................................................    $195,621,071   $642,040,460    $794,806,224
                                                                                        ============   ============    ============
* Analysis of Fund Share Transactions:
                                                                                    PERIOD FROM
                                                          YEAR ENDED             JANUARY 1, 1996 TO             YEAR ENDED
                                                       DECEMBER 31, 1995         AUGUST 31, 1996 (1)          AUGUST 31, 1997
                                                    ------------------------   ------------------------- --------------------------
                                                      SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                                    ----------- ------------   ----------- ------------- ------------ -------------
CLASS A
  Shares sold .....................................    990,678   $10,001,197    5,071,402   $52,156,414   45,295,498  $471,394,805
  Shares issued in reorganization - Note D ........     --            --       45,353,943   460,732,563    3,663,041    38,514,684
  Shares issued to shareholders in reinvestment
    of distributions ..............................    365,927     3,709,354      891,259     9,157,732    2,401,808    25,169,422
                                                     ---------    ----------   ----------   -----------   ----------   -----------
                                                     1,356,605    13,710,551   51,316,604   522,046,709   51,360,347   535,078,911
  Less shares repurchased ......................... (2,422,945)  (24,445,738)  (7,839,272)  (80,702,212) (50,443,895) (525,552,293)
                                                     ---------    ----------   ----------   -----------   ----------   -----------
  Net increase (decrease) ......................... (1,066,340) ($10,735,187)  43,477,332  $441,344,497      916,452    $9,526,618
                                                     =========   ===========   ==========  ============   ==========   ===========
CLASS B
  Shares sold .....................................    722,057    $7,261,875      801,687    $8,269,693    1,491,837   $15,614,797
  Shares issued in reorganization - Note D ........     --            --          903,108     9,174,769   14,270,326   150,045,343
  Shares issued to shareholders in reinvestment
    of distributions ..............................    202,597     2,054,192      143,061     1,478,978      441,650     4,628,530
                                                     ---------    ----------   ----------   -----------   ----------   -----------
                                                       924,654     9,316,067    1,847,856    18,923,440   16,203,813   170,288,670
  Less shares repurchased ......................... (1,207,168)  (12,116,994)  (1,147,198)  (11,882,577)  (4,854,334)  (50,841,809)
                                                     ---------    ----------   ----------   -----------   ----------   -----------
  Net increase (decrease) .........................   (282,514)  ($2,800,927)     700,658    $7,040,863   11,349,479  $119,446,861
                                                     =========   ===========   ==========  ============   ==========   ===========
(1) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                         YEAR ENDED DECEMBER 31,        JANUARY 1, 1996  YEAR ENDED
                                                               ----------------------------------------- TO AUGUST 31,    AUGUST 31,
                                                                 1992       1993      1994(1)     1995      1996(8)          1997
                                                               --------   --------   --------   -------- --------------  -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................  $10.24     $10.47     $10.96      $9.39      $10.67        $10.27

  Net Investment Income ......................................    0.67       0.62       0.58       0.57(2)     0.40          0.59
  Net Realized and Unrealized Gain (Loss) on Investments .....    0.42       0.93      (1.58)      1.28       (0.41)         0.36

    Total from Investment Operations .........................    1.09       1.55      (1.00)      1.85       (0.01)         0.95

  Less Distributions:
  Dividends from Net Investment Income .......................   (0.68)     (0.62)     (0.57)     (0.57)      (0.39)        (0.59)
  Distributions from Net Realized Gains on Investments Sold ..   (0.18)     (0.44)       --         --          --            --
    Total Distributions ......................................   (0.86)     (1.06)     (0.57)     (0.57)      (0.39)        (0.59)

  Net Asset Value, End of Period .............................  $10.47     $10.96      $9.39     $10.67      $10.27        $10.63

  Total Investment Return at Net Asset Value (3) .............  10.97%     15.15%     (9.28%)    20.20%      (0.01%)(4)     9.44%
  Total Adjusted Investment Return at Net Asset Value (3,5) ..  10.67%     14.98%     (9.39%)    20.08%      (0.09%)(4)     9.38%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................... $99,523   $136,521   $114,539   $118,797    $560,863      $590,185
  Ratio of Expenses to Average Net Assets ....................   0.66%      0.78%      0.85%      0.85%       0.85%(7)      0.85%
  Ratio of Adjusted Expenses to Average Net Assets (6) .......   0.96%      0.95%      0.96%      0.97%       0.98%(7)      0.91%
  Ratio of Net Investment Income to Average Net Assets .......   6.46%      5.57%      5.72%      5.67%       5.75%(7)      5.61%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ...........................................   6.16%      5.40%      5.61%      5.55%       5.62%(7)      5.55%
  Portfolio  Turnover Rate ...................................     79%       116%       107%       113%        116%(9)        46%(9)
  Fee Reduction Per Share ....................................   $0.03      $0.02      $0.01      $0.01(2)    $0.01(2)      $0.01



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                         YEAR ENDED DECEMBER 31,        JANUARY 1, 1996  YEAR ENDED
                                                               ----------------------------------------- TO AUGUST 31,    AUGUST 31,
                                                                 1992       1993      1994(1)     1995      1996(8)          1997
                                                               --------   --------   --------   -------- --------------  -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................  $10.24     $10.47     $10.96      $9.38      $10.67        $10.27

  Net Investment Income ......................................    0.59(2)    0.54       0.50       0.50(2)     0.34          0.51
  Net Realized and Unrealized Gain (Loss) on Investments .....    0.42       0.93      (1.58)      1.28       (0.40)         0.36

    Total from Investment Operations .........................    1.01       1.47      (1.08)      1.78       (0.06)         0.87

  Less Distributions:
  Dividends from Net Investment Income .......................   (0.60)     (0.54)     (0.50)     (0.49)      (0.34)        (0.51)
  Distributions from Net Realized Gains on Investments Sold ..   (0.18)     (0.44)      --          --          --            --
    Total Distributions ......................................   (0.78)     (0.98)     (0.50)     (0.49)      (0.34)        (0.51)

  Net Asset Value, End of Period .............................  $10.47     $10.96      $9.38     $10.67      $10.27        $10.63

  Total Investment Return at Net Asset Value (3) .............  10.15%     14.30%    (10.05%)    19.41%      (0.51%)(4)     8.63%
  Total Adjusted Investment Return at Net Asset Value (3,5) ..   9.85%     14.13%    (10.16%)    19.29%      (0.59%)(4)     8.57%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................... $18,272    $56,384    $70,243    $76,824     $81,177      $204,621
  Ratio of Expenses to Average Net Assets ....................   1.43%      1.53%      1.60%      1.60%       1.60%(7)      1.60%
  Ratio of Adjusted Expenses to Average
    Net Assets (6) ...........................................   1.73%      1.70%      1.71%      1.72%       1.73%(7)      1.66%
  Ratio of Net Investment Income to Average Net Assets .......   5.57%      4.66%      4.97%      4.90%       4.91%(7)      4.85%
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6) ...........................................   5.27%      4.49%      4.86%      4.78%       4.78%(7)      4.79%
  Portfolio Turnover Rate ....................................     79%       116%       107%       113%        116%(9)        46%(9)
  Fee Reduction per Share ....................................   $0.03(2)   $0.02      $0.01      $0.01(2)    $0.01(2)      $0.01

 (1) On December 22, 1994 John Hancock Advisers, Inc. became the investment adviser of the fund.
 (2) Based on the average of the shares outstanding at the end of each month.
 (3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (4) Not annualized.
 (5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
 (6) Unreimbursed, without fee reduction.
 (7) Annualized.
 (8) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
 (9) Portfolio turnover excludes merger activity.






                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Schedule of Investments
August 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on August 31, 1997. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
TAX-EXEMPT LONG-TERM BONDS
Alabama (1.09%)
  Birmingham, City of,
    GO Iss of 1989 ...........................................   7.350%    03-01-14       Aa         $750      $789,592      6.98%
  Citronelle Industrial Development Board,
    Poll Control Rev Stauffer Chemical Co Proj 1982 ..........   8.000     12-01-12       A1          500       548,865      7.29
  Mobile Industrial Development Board,
    Solid Waste Disp Rev Ref Mobile Energy Serv Co
    Proj 1995 ................................................   6.950     01-01-20       BBB-      6,750     7,338,937      6.39
                                                                                                             ----------
                                                                                                              8,677,394
                                                                                                             ----------
Alaska (0.40%)
  Alaska Housing Finance Corp,
    Coll Home Mtg Ser B-1 GNMA Coll ..........................   7.650     06-01-24       AAA       1,975     2,092,591      7.22
  Valdez Alaska Marine Terminal,
    Rev Ref Sohio Pipe Line Co Proj Ser 1985 .................   7.125     12-01-25       AA        1,000     1,116,240      6.38
                                                                                                             ----------
                                                                                                              3,208,831
                                                                                                             ----------
Arizona (2.10%)
  Arizona Health Facilities Auth,
    Hosp Sys Rev Ref Phoenix Memorial Hosp Proj ..............   8.200     06-01-21       BBB       2,150     2,352,487      7.49
  Arizona Municipal Financing Program,
    Cert of Part Ser 25 ......................................   7.875     08-01-14       AAA       1,000     1,299,900      6.06
  Coconino County Pollution Control Corp,
    Poll Control Rev 1997 Ser B Tucson Elec Pwr Co
    Navajo Proj ..............................................   7.000     10-01-32       B         2,000     2,078,100      6.74
  Maricopa County Pollution Control Corp,
    Poll Control Rev Ref Ser A Public Service Co
    Palo Verde Proj ..........................................   6.375     08-15-23       BB+       8,550     8,803,678      6.19
  Navajo County Industrial Development Auth,
    Ind'l Devel Rev Stone Container Corp Proj ................   7.200     06-01-27       B         1,000     1,065,250      6.76
  Pima, County of,
    Swr Rev Ref Ser 1991 PreRef ..............................   6.750     07-01-15       AAA         460       503,534      6.17
    Swr Rev Ref Ser 1991 Unref Bal ...........................   6.750     07-01-15       AAA         540       585,122      6.23
                                                                                                             ----------
                                                                                                             16,688,071
                                                                                                             ----------
Arkansas (0.06%)
  Arkansas Development Finance Auth,
    Single Family Mtg Rev Ref Ser 1991 A .....................   8.000     08-15-11       AA          470       504,705      7.45
                                                                                                             ----------
California (13.34%)
  California State Department of Water Resources,
    Wtr Sys Rev Ser T Central Valley Proj** ..................   5.000     12-01-11       AA        2,000     1,938,440      5.16

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
California (continued)
  California Statewide Community Development Auth,
    Rev Cert of Part Ref Ins'd Hlth Facil Eskaton Inc ........   5.875%    05-01-20       A+       $4,000    $4,057,520      5.79%
  Central Valley Financing Auth,
    Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993 .......   6.200     07-01-20       BBB-      7,000     7,262,920      5.98
  Fontana Unified School District,
    GO Ref Cap Apprec Ser A ..................................    Zero     07-01-16       AAA       2,350       827,177      5.62
    GO Ref Cap Apprec Ser A ..................................    Zero     07-01-17       AAA       1,915       635,263      5.64
  Foothill/Eastern Transportation Corridor Agency,
    Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A ..............    Zero     01-01-19       BBB-     36,600    10,323,396      6.02
    Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A ..............    Zero     01-01-20       BBB-     10,000     2,652,400      6.03
    Toll Rd Rev Fixed Rate Current Int Ser 1995A .............   6.000     01-01-16       BBB-     20,500    21,258,705      5.79
  Los Angeles, County of,
    Cert of Part Civic Center Heating & Refrigeration
    Plant Proj ...............................................   8.000     06-01-10       Aa        1,000     1,049,870      7.62
  Madera, County of,
    Cert of Part Valley Children's Hosp Proj .................   6.500     03-15-15       AAA      13,185    15,125,041      5.67
  Sacramento Cogeneration Auth,
    Cogeneration Proj Rev Proctor & Gamble  Proj .............   6.500     07-01-21       BBB-      3,750     4,005,225      6.09
  Sacramento Municipal Utilities District,
    Ind'l Devel Rev Ref San Diego Gas & Electric
    Ser C Inflos .............................................   8.868#    08-15-18       AAA       1,000     1,153,750      7.38
  Saddleback Valley United School District,
    Spec Tax Community Facil District No. 89-2 Ser A .........   7.750     09-01-16       BBB       2,000     2,178,480      7.12
  San Bernardino, County of,
    Cert of Part Ser 1994 Medical Center Fin Proj ............   5.500     08-01-17       A-        9,130     9,085,811      5.53
    Cert of Part Ser 1994 Medical Center Fin Proj ............   5.500     08-01-22       A-        2,500     2,446,800      5.62
  San Francisco, City of,
    Resid Facil Ser A Coventry Park Proj .....................   8.500     12-01-26       BB        2,000     2,069,040      8.22
  San Joaquin Hills Transportation Corridor Agency,
    Toll Rd Rev Jr Lien Cap Apprec ...........................    Zero     01-01-10       BBB       6,250     2,825,062      6.54
    Toll Rd Rev Sr Lien ......................................   5.000     01-01-33       BBB       2,500     2,252,350      5.55
    Toll Rd Rev Sr Lien Cap Apprec ...........................    Zero     01-01-19       BBB      15,510     4,420,195      5.97
    Toll Rd Rev Sr Lien Cap Apprec ...........................    Zero     01-01-14       BBB       5,000     1,936,700      5.89
    Toll Rd Rev Sr Lien Cap Apprec ...........................    Zero     01-01-17       BBB       4,900     1,573,782      5.96
    Toll Rd Rev Sr Lien Cap Apprec ...........................    Zero     01-01-20       BBB       2,000       536,260      5.98
    Toll Rd Rev Sr Lien Cap Apprec ...........................    Zero     01-01-23       BBB       7,500     1,676,850      6.00
  San Jose Financing Auth,
    Rev Ser B Community Facil Proj ...........................   5.625     11-15-18       A+        2,500     2,509,300      5.60
  Santa Ana Financing Auth,
    Lease Rev Police Admin & Holding Facil Ser A .............   6.250     07-01-19       AAA       2,000     2,227,300      5.61
                                                                                                            -----------
                                                                                                            106,027,637
                                                                                                            -----------
Colorado (2.53%)
  Arapahoe County Capital Improvement Trust Fund,
    Highway Rev Current Ser E-470                                6.950     08-31-20       Aa        5,000     5,839,250      5.95
  Colorado Housing Finance Auth,
    Single Family Prog Sr Iss A-2                                7.625     08-01-17       AA          740       774,728      7.28
    Single Family Residential Rev Ser C                          8.750     09-01-17       Aa          320       329,882      8.49


                      SEE NOTES TO FINANCIALS STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Colorado (continued)
  Denver, City and County of,
    Airport Sys Rev Ser 1992A Preref .........................   7.250%    11-15-25       AAA      $1,980    $2,267,635      6.33%
    Airport Sys Rev Ser 1992A Unref Bal ......................   7.250     11-15-25       AAA       5,020     5,749,255      6.33
    Airport Sys Rev Ser 1994A ................................   7.500     11-15-23       BBB       3,100     3,552,538      6.54
  Douglas County School District No. Re. 1,
    Douglas and Elbert Counties Imp Ser 1994A ................   6.400     12-15-11       AAA       1,400     1,563,674      5.73
                                                                                                             ----------
                                                                                                             20,076,962
                                                                                                             ----------
Connecticut (0.13%)
  Connecticut Health and Educational Facilities Auth,
    Rev Ser D Univ of Hartford ...............................   6.800     07-01-22       BBB-      1,000     1,014,580      6.70
                                                                                                             ----------
Delaware (0.90%)
  Delaware State Economic Development Auth,
    Rev Ref Poll Control Ser B Delmarva Pwr Proj .............   6.750     05-01-19       AAA       6,500     7,126,145      6.16
                                                                                                              ----------
Florida (4.60%)
  Broward, County of,
    Resource Recovery Rev Ser 1984 Ses Broward Co.
    L.P. South Proj ..........................................   7.950     12-01-08       A         3,045     3,315,031      7.30
  Citrus, County of,
    Poll Control Ref Rev Ser 1992A Florida  Pwr Corp
    Crystal Rvr Pwr Plant Proj ...............................   6.625     01-01-27       A+        1,250     1,339,800      6.18
  Dade, County of,
    Professional Sports Franchise Facil Tax Rev Cap Apprec ...    Zero     10-01-27       AAA       5,500     1,028,390      5.65
  Hernando County Industrial Development Auth,
    Rev Ref 2nd Fla Crushed Stone Co .........................   8.500     12-01-14       BBB-        200       226,308      7.51
  Hernando, County of,
    Criminal Justice Complex Rev Ser 1986 ....................   7.650     07-01-16       AAA         500       641,000      5.97
  Hillsborough County Aviation Auth,
    Rev Ser B Tampa International Airport ....................   6.000     10-01-17       AAA       5,880     6,407,730      5.51
  Hillsborough, County of,
    Ref Util Rev Ser 1991A ...................................   7.000     08-01-14       BBB+      1,245     1,348,036      6.46
  Jacksonville Electric Auth,
    Elec Sys Rev Ser 3-A .....................................   5.250     10-01-28       AA        9,000     8,627,400      5.48
  Lee, County of,
    Hosp Board of Directors Hosp Rev Inflos ..................   9.367#    04-01-20       AAA       2,000     2,367,500      7.70
  Orange County Health Facilities Auth,
    Hosp Orlando Regional Medical Center Rev Inflos ..........   8.717#    10-29-21       AAA       1,000     1,191,250      7.37
  Orange, County of,
    School Board Cert of Part Ser A ..........................    Zero     08-01-13       Aaa      10,365     4,437,257      5.40
  Orlando Utilities Commission,
    Wtr & Elec Sub Rev Ser 1989D .............................   6.750     10-01-17       AA-       2,200     2,600,400      5.71
  Tampa, County of,
    Util Tax Cap Apprec ......................................    Zero     04-01-21       AAA       2,000       542,040      5.61
    Util Tax Cap Apprec ......................................    Zero     10-01-21       AAA       2,800       737,436      5.62
    Util Tax Cap Apprec ......................................    Zero     04-01-22       AAA       4,400     1,126,092      5.62

                       SEE NOTES TO FINANCIAL STATMENTS.
                                       14

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Florida (continued)
    Util Tax Cap Apprec ......................................    Zero%    10-01-22       AAA      $2,540      $631,698      5.62%
                                                                                                             ----------
                                                                                                             36,567,368
                                                                                                             ----------
Georgia (5.22%)
  Georgia Municipal Electric Auth,
    Pwr Rev Ref Ser BB .......................................   5.700     01-01-19       A         1,000     1,017,280      5.60
    Pwr Rev Ser C ............................................   5.700     01-01-19       AAA       5,000     5,188,250      5.49
    Pwr Rev Ser EE ...........................................   7.250     01-01-24       AAA       2,000     2,529,920      5.73
    Pwr Rev Ser Z ............................................   5.500     01-01-20       AAA       5,840     5,914,810      5.43
  Georgia, State of,
    GO Fiscal 1997 Ser A .....................................   6.000     04-01-15       AAA      16,000    17,501,600      5.49
  Monroe County Development Auth,
    Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer Proj ..   6.800     01-01-12       A         1,000     1,149,460      5.92
  Municipal Electric Auth,
    Spec Oblig 5th Crossover Proj 1 ..........................   6.500     01-01-17       AAA       3,500     4,008,585      5.68
  Savannah Hospital Auth,
    Rev Ref & Imp Candler Hosp Proj ..........................   7.000     01-01-23       BB        4,000     4,191,680      6.68
                                                                                                             ----------
                                                                                                             41,501,585
                                                                                                             ----------
Illinois (2.97%)
  Chicago, City of,
    Chicago-O'Hare Int'l Airport Gen Airport Rev 1990 Ser A ..   7.500     01-01-16       A+        2,000     2,158,840      6.95
    Chicago-O'Hare Int'l Airport Int'l Terminal Spec
    Rev Ser 1992 .............................................   6.750     01-01-12       AAA       3,000     3,248,850      6.23
    Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1990A
    American Airlines Proj ...................................   7.875     11-01-25       BBB-      3,000     3,275,910      7.21
    Skyway Toll Bridge Rev Ref Ser 1994 ......................   6.750     01-01-17       AAA       2,000     2,250,960      6.00
  Illinois Development Finance Auth,
    Poll Control Rev Ref Commonwealth Edison Co Proj .........   5.850     01-15-14       BBB       3,000     3,005,430      5.84
    Rev Ref Ser A Columbus Cuneo Cabrini Proj ................   8.500     02-01-15       Aa        2,150     2,393,337      7.64
  Illinois Health Facilities Auth,
    Rev Methodist Hlth Serv Corp Ser 1991 B ..................   9.770#    05-01-21       AAA       1,000     1,166,250      8.39
    Rev Ref Friendship Vlg Schamburg .........................   6.750     12-01-08       A-        1,640     1,731,118      6.39
    Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj ........   7.000     01-01-07       A-        1,500     1,616,610      6.50
    Rev Swedish-American Hosp ................................   7.400     04-01-20       AAA         750       820,597      6.76
  Illinois Industrial Pollution Control Financing Auth,
    Rev Great Lakes Carbon Corp Proj .........................   7.125     10-01-01       BBB         900       902,187      7.11
  Robbins, County of,
    Res Recovery Rev Ser A Robbins Res Recovery Partners .....   8.375     10-15-16       BB-       1,000     1,046,790      8.00
                                                                                                             ----------
                                                                                                             23,616,879
                                                                                                             ----------
Indiana (0.27%)
  Wabash, County of,
    Solid Waste Disp Rev Jefferson Smurfit Corp Proj .........   7.500     06-01-26       BB        2,000     2,144,580      6.99
                                                                                                             ----------
Kansas (0.51%)
  Johnson County Water District No.1,
    Wtr Rev Ref Ser 1984 .....................................  10.500     12-01-08       AAA       2,000     2,157,240      9.73

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Kansas (continued)
  Sedgwick, County of,
    GNMA Coll Mtg Ln Rev Ser C ...............................   8.625%    11-01-18       AAA      $1,805    $1,863,626      8.35%
                                                                                                             ----------
                                                                                                              4,020,866
                                                                                                             ----------
Kentucky (0.82%)
  Kenton County Airport Board,
    Rev Spec Facil Delta Airlines Proj Ser 1992A .............   6.750     02-01-02       BB+       2,000     2,136,820      6.32
    Rev Spec Facil Delta Airlines Proj Ser 1992A .............   7.500     02-01-12       BB+       2,000     2,202,640      6.81
    Rev Spec Facil Delta Airlines Proj Ser 1992A .............   7.125     02-01-21       BB+       2,000     2,173,420      6.56
                                                                                                             ----------
                                                                                                              6,512,880
                                                                                                             ----------
Louisiana (1.82%)
  Calcasieu Parish Industrial Development Board,
    Poll Control Rev Ref Ser 1992 Gulf States Util Co Proj ...   6.750     10-01-12       BB+       2,975     3,153,024      6.37
  De Soto, Parish of,
    Rev Environ Imp Rev Int'l Paper Co Proj Ser A ............   7.700     11-01-18       A-        2,750     3,208,150      6.60
  Louisiana Public Facilities Auth,
    Rev Ser B Alton Ochsner Medical Funding Proj .............   6.500     05-15-22       AAA       3,405     3,712,710      5.96
  St. Charles, Parish of,
    Poll Control Rev Ser 1991 Louisiana Pwr & Light Co Proj ..   7.500     06-01-21       BBB       4,000     4,384,640      6.84
                                                                                                             ----------
                                                                                                             14,458,524
                                                                                                             ----------
Massachusetts (6.09%)
  Massachusetts Bay Transportation Auth,
    Gen Trans Sys 1990 Ser B .................................   7.875     03-01-21       AAA       2,000     2,264,760      6.95
  Massachusetts Health and Educational Facilities Auth,
    Rev Brigham & Women's Hosp Iss Ser D .....................   6.750     07-01-24       AA-       2,450     2,646,441      6.25
    Rev Lowell Gen Hosp Iss Ser A ............................   8.400     06-01-11       A-        1,100     1,267,200      7.29
    Rev New England Deaconess Hosp Iss Ser D .................   6.625     04-01-12       A         3,500     3,707,725      6.25
    Rev New England Deaconess Hosp Iss Ser D .................   6.875     04-01-22       A         7,960     8,620,043      6.35
    Rev New England Medical Center Hosp Iss Ser E ............   7.875     07-01-11       A+        1,950     2,051,829      7.48
    Rev St. Elizabeth's Hosp of Boston Ser E .................  10.006#    08-15-21       AAA       1,000     1,161,250      8.50
    Rev Worcester Polytechnic Institute Ser E ................   6.750     09-01-11       AAA       3,840     4,286,669      6.05
  Massachusetts Housing Finance Agency,
    Hsg Rev Insured Rental Ser A .............................   6.650     07-01-19       AAA       5,500     5,788,145      6.32
    Residential Dev 1992 Ser A ...............................   6.900     11-15-24       AAA       2,700     2,919,942      6.38
    Single Family Hsg Ser 8 ..................................   7.700     06-01-17       A+        2,500     2,582,825      7.45
  Massachusetts Municipal Wholesale Electric Co,
    Pwr Supply Sys Rev 1992 Ser B A Pub Corp of The
    Commonwealth of Mass .....................................   6.750     07-01-17       BBB+      4,405     4,756,211      6.25
  Massachusetts State Water Pollution Abatement Trust,
    Wtr Poll Rev 1994 South Essex Swr District Loan Proj Ser A   6.375     02-01-15       AA+       1,000     1,079,500      5.91
  Massachusetts, Commonwealth of,
    GO Consol Ln of 1994 Ser B ...............................   6.000     08-01-14       A+        2,000     2,189,760      5.48
  Plymouth, County of,
    Cert of Part Ser A Plymouth County Correctional Facil Proj   7.000     04-01-22       A-        2,750     3,067,323      6.28
                                                                                                             ----------
                                                                                                             48,389,623
                                                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Michigan (1.81%)
  Detroit, City of,
    GO Unltd Ser 1995 A ......................................   6.800%    04-01-15       BBB      $1,315    $1,502,348      5.95%
  Michigan Housing Development Auth,
    Single Family Mtg Rev Ser A ..............................   7.500     06-01-15       AA+       1,415     1,485,764      7.14
  Michigan State Hospital Finance Auth,
    Hosp Rev Ref Ser 1990A Bay Medical Center Hosp Proj ......   8.250     07-01-12       A3        2,250     2,501,100      7.42
    Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group ......   8.100     10-01-13       BBB       3,000     3,506,760      6.93
  Wayne Charter, County of,
    Spec Airport Facil Rev Ref Ser 1995 Northwest
    Airlines Inc. ............................................   6.750     12-01-15       BB        4,995     5,403,941      6.24
                                                                                                             ----------
                                                                                                             14,399,913
                                                                                                             ----------
Minnesota (0.49%)
  Minnesota Housing Finance Agency,
    Single Family Mtg 1990 Ser C .............................   7.700     07-01-14       AA+         235       247,657      7.31
  Southern Minnesota Municipal Power Agency,
    Pwr Supply Sys Rev Cap Apprec Ser A ......................    Zero     01-01-23       AAA      15,000     3,632,250      5.68
                                                                                                             ----------
                                                                                                              3,879,907
                                                                                                             ----------
Mississippi (0.97%)
  Mississippi Home Corp,
    Single Family Sr Rev Ref Ser 1990A .......................   9.250     03-01-12       AAA          85        91,125      8.63
  Mississippi Hospital Equipment and Facilities Auth,
    Rev Ser A Rush Memorial Foundation Proj ..................   8.750     01-01-16       Baa3      2,000     2,231,220      7.84
  Washington, County of,
    Poll Control Rev Ref Mississippi Pwr & Light Co Proj .....   7.000     04-01-22       Baa3      5,000     5,419,600      6.46
                                                                                                             ----------
                                                                                                              7,741,945
                                                                                                             ----------
Nebraska (0.16%)
  Omaha Public Power District,
    Elec Sys Rev 1992 Ser B ..................................   6.200     02-01-17       Aa2       1,200     1,310,448      5.68
                                                                                                             ----------
Nevada (1.55%)
  Clark, County of,
    Ind'l Development Rev Ser A Southwest Gas Corp Proj ......   6.500     12-01-33       BBB-     10,000    10,528,600      6.17
  Nevada Housing Division,
    Single Family Proj Sr Rev Ser 1989 Iss A-1 ...............   7.350     04-01-16       AA          865       896,927      7.09
    Single Family Proj Sr Rev Ser 1990 Iss C-1 ...............   7.850     10-01-15       AA          325       342,608      7.45
  Nevada, State of,
    GO Ltd Tax Municipal Bond Bank Proj No. 38 Ser A
    Unref Bal ................................................   6.750     07-01-09       AA           25        27,370      6.17
  Reno, City of,
    Hosp Rev St. Mary's Regional Medical Center Ser A
    Unref Bal ................................................   7.750     07-01-07       AAA         480       503,213      7.39
                                                                                                             ----------
                                                                                                             12,298,718
                                                                                                             ----------
New Hampshire (0.21%)
  New Hampshire Business Finance Auth,
    Poll Control & Solid Waste Ref Crown Paper Co Proj .......  7.750      01-01-22       BB-       1,500     1,635,060      7.11
                                                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
New Jersey (1.96%)
  Camden County Improvement Auth,
    Lease Rev Ser A Holt Hauling & Warehousing Proj ..........   9.875%    01-01-21       BB+      $1,100    $1,283,843      8.46%
  New Jersey Economic Development Auth,
    1st Mtg Rev Ser A Winchester Gardens .....................   8.500     11-01-16       BB+         100       105,659      8.04
    Rev Cap Apprec Hillcrest Hlth Serv .......................    Zero     01-01-16       AAA       2,500       930,925      5.46
    Rev Cap Apprec Hillcrest Hlth Serv .......................    Zero     01-01-21       AAA       7,000     1,946,420      5.56
    Rev Ref Ind'l Development Newark Airport Marriott
    Hotel Proj ...............................................   7.000     10-01-14       BBB       4,000     4,255,040      6.58
    Rev Ref Ser J Holt Hauling Proj ..........................   8.500     11-01-23       BBB       2,500     2,739,625      7.76
  New Jersey Health Care Facilities Financing Auth,
    Rev Care Institute Inc Cherry Hill Proj ..................   8.000     07-01-27       BB+       1,370     1,449,063      7.56
  New Jersey Turnpike Auth,
    Turnpike Rev Ser 1984 ....................................  10.375     01-01-03       AAA       1,560     1,838,148      8.81
  Union County Utilities Auth,
    Rev Solid Waste Ser A ....................................   7.150     06-15-09       BB        1,000     1,010,750      7.07
                                                                                                             ----------
                                                                                                             15,559,473
                                                                                                             ----------
New Mexico (0.26%)
  Farmington, City of,
    Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
  San Juan Proj ..............................................   6.950     10-01-20       B         2,000     2,091,980      6.64
                                                                                                             ----------
New York (12.24%)
  Islip Community Development Agency,
    Community Dev Rev Ref NY Institute of Technology Proj ....   7.500     03-01-26       BB-       2,500     2,658,225      7.05
  New York City Industrial Development Agency,
    Solid Waste Disposal Rev 1995 Visy Paper NY Inc Proj .....   7.950     01-01-28       BB        2,000     2,252,520      7.06
  New York Local Government Assistance Corp,
    Rev Ref Cap Apprec Ser 1993 C ............................    Zero     04-01-14       AAA       7,210     2,978,884      5.40
    Rev Ser 1991C ............................................   7.000     04-01-10       A         2,000     2,215,080      6.32
    Ser 1992 A Pub Benefit Corp ..............................   6.875     04-01-19       A        10,700    11,969,020      6.15
  New York State Dormitory Auth,
    City Univ Ref Iss 1988B ..................................   8.125     07-01-08       BBB       1,000     1,049,790      7.74
    City Univ Sys Consol Rev 2nd Generation Ser 1993A ........   5.750     07-01-09       BBB       1,000     1,058,990      5.43
  Cornell Univ Rev Ser 1990A .................................   7.375     07-01-30       AA        1,000     1,095,330      6.73
    State Univ Ed Facil Rev Iss Ser 1990B ....................   7.500     05-15-11       BBB+        500       598,570      6.26
    State Univ Ed Facil Rev Ser 1990B ........................   7.000     05-15-16       BBB+      5,000     5,385,200      6.50
    State Univ Ed Facil Rev Ser 1993A ........................   5.500     05-15-19       BBB+      1,000     1,001,170      5.49
  New York State Energy Research and Development Auth,
    Elec Facil Rev Ser 1990 A Long Island Lighting Co Proj ...   7.150     06-01-20       BB+       5,250     5,656,508      6.64
    Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj    7.500     01-01-26       A+        2,000     2,136,660      7.02
  New York State Environmental Facilities Corp,
    State Wtr Poll Control Revolving Fund Rev Ser 1990 A .....   7.500     06-15-12       A         4,370     4,825,136      6.79
  New York State Housing Finance Agency,
    State Univ Construction Ref 1986 Ser A ...................   8.000     05-01-11       AAA       2,000     2,504,860      6.39
  New York State Medical Care Facilities Finance Agency,
    Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref .........   7.875     08-15-08       AAA         345       385,948      7.04
    Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ......   7.875     08-15-08       BBB+        155       172,155      7.09
    Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref .........   7.875     08-15-20       AAA         371       415,034      7.04

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
New York (continued)
    Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ......   7.875%    08-15-20       A-          $84       $93,297      7.09%
    Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref .........   7.750     08-15-11       AAA       1,795     2,025,101      6.87
    Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal ......   7.750     08-15-11       A-          205       229,362      6.93
  New York State Power Auth,
    Gen Purpose Ser V ........................................   7.875     01-01-13       AAA       2,400     2,480,688      7.62
  New York, City of,
    GO Fiscal 1991 Ser D Preref ..............................   8.000     08-01-04       A           165       188,970      6.99
    GO Fiscal 1991 Ser D Unref Bal ...........................   8.000     08-01-04       A            30        33,675      7.13
    GO Fiscal 1991 Ser F Preref ..............................   8.200     11-15-03       A           210       243,888      7.06
    GO Fiscal 1991 Ser F Unref Bal ...........................   8.200     11-15-03       A         1,040     1,182,615      7.21
    GO Fiscal 1992 Ser A Preref ..............................   7.750     08-15-12       Aaa       1,715     1,950,761      6.81
    GO Fiscal 1992 Ser A Unref Bal ...........................   7.750     08-15-12       A           285       318,536      6.93
    GO Fiscal 1992 Ser D Preref ..............................   7.700     02-01-09       Aaa         920     1,052,535      6.73
    GO Fiscal 1992 Ser D Unref Bal ...........................   7.700     02-01-09       A            80        90,250      6.83
    GO Fiscal 1992 Ser H Preref ..............................   7.000     02-01-08       A         1,130     1,258,899      6.28
    GO Fiscal 1992 Ser H Unref Bal ...........................   7.000     02-01-08       A           870       951,249      6.40
    GO Fiscal 1995 Ser B Preref ..............................   7.000     08-15-16       A           410       471,816      6.08
    GO Fiscal 1995 Ser B Unref Bal ...........................   7.000     08-15-16       A         2,590     2,906,420      6.24
    GO Fiscal 1996 Ser J .....................................   5.500     02-15-26       A         4,000     3,855,200      5.71
    GO Rev Ref Ad Valorem Property Tax Ser D .................   5.750     08-15-13       A         3,170     3,204,173      5.69
  Port Auth of New York and New Jersey,
    Spec Proj KIAC Partners Proj Ser 4 .......................   6.750     10-01-19       BBB      12,000    12,922,080      6.27
  Triborough Bridge and Tunnel Auth,
    Gen Purpose Rev Ser 1993 .................................    Zero     01-01-22       AAA      20,755     5,517,717      5.52
    Gen Purpose Rev Ser L ....................................   8.000     01-01-07       A+          500       517,045      7.74
    Gen Purpose Rev Ser L ....................................   8.125     01-01-12       A+        1,750     1,810,445      7.85
    Gen Purpose Rev Ser R ....................................   7.375     01-01-16       AAA       1,600     1,735,568      6.80
    Gen Purpose Rev Ser X ....................................   6.500     01-01-19       A+        1,250     1,360,325      5.97
    Spec Oblig Ref Ser 1991B .................................   6.875     01-01-15       A-        2,300     2,498,076      6.33
                                                                                                             ----------
                                                                                                             97,257,771
                                                                                                             ----------
North Carolina (1.58%)
  North Carolina Municipal Power Agency Number 1,
    Catawba Elec Rev Ser 1992 ................................   5.750     01-01-15       AAA       7,410     7,545,455      5.65
    Catawba Elec Rev Ser 1993 ................................   5.000     01-01-15       AAA       5,220     5,003,474      5.22
                                                                                                             ----------
                                                                                                             12,548,929
                                                                                                             ----------
Ohio (4.09%)
  Akron, County of,
    Cert of Part Akron Municipal Baseball Stadium Proj .......    Zero     12-01-16       BBB       1,000       821,600      6.22
  Cleveland Public Power System,
    Elec Sys Rev 1st Mtg Ser 1994A ...........................   7.000     11-15-16       AAA       5,860     6,648,756      6.17
    Elec Sys Rev 1st Mtg Ser A ...............................   7.000     11-15-24       AAA       6,200     7,197,332      6.03
  Coshocton, County of,
    Solid Waste Disp Rev Stone Container Corp Proj ...........   7.875     08-01-13       BB        1,000     1,090,030      7.22
  Cuyahoga, County of,
    Hosp Imp Rev Deaconess Hosp of Cleveland Proj Ser 1985 B .   7.450     10-01-18       A+          750       835,950      6.68
    Hosp Rev Meridia Hlth Sys Ser 1991 .......................   7.000     08-15-23       A           750       806,910      6.51

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Ohio (continued)
  Franklin, County of,
    Hosp Facil Ref & Imp Rev Ser 1990B Riverside
    United Methodist Hosp Proj ...............................   7.600%    05-15-20       AAA      $1,000    $1,102,960      6.89%
  Lorain, County of,
    Rev 1st Mtg Ser A Kendal At Oberlin Proj .................   8.625     02-01-22       BBB-      3,865     4,230,165      7.88
  Ohio State Air Quality Development Auth,
    Rev Adj Ser B Columbus & South Proj ......................   6.250     12-01-20       Baa2      4,500     4,628,205      6.08
  Ohio State Water Development Auth,
    Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co Proj   7.700     08-01-25       BB+       2,800     3,149,496      6.85
  Student Loan Funding Corp,
    Sub Rev Ser B Cincinnati Ohio Student Loan ...............   8.875     08-01-08       BBB-      1,000     1,040,490      8.53
  University of Akron,
    Gen Receipt Ser 1997 .....................................   5.250     01-01-17       AAA       1,000       976,200      5.38
                                                                                                             ----------
                                                                                                             32,528,094
                                                                                                             ----------
Oklahoma (0.51%)
  Oklahoma Turnpike Auth,
    Turnpike Sys 1st Sr Rev Ser 1989 .........................   7.875     01-01-21       AAA       1,745     1,865,737      7.37
  Tulsa Municipal Airport Trust, Trustees of,
    Rev Ser 1988 American Airlines Inc .......................   7.375     12-01-20       BBB-      2,000     2,161,420      6.82
                                                                                                             ----------
                                                                                                              4,027,157
                                                                                                              ----------
Oregon (0.64%)
  Western Generation Agency,
    Rev 1994 Ser A Wauna Cogeneration Proj ...................   7.125     01-01-21       BBB-      4,800     5,085,072      6.73
                                                                                                             ----------
Pennsylvania (7.88%)
  Allegheny County Hospital Development Auth,
    Rev Hlth & Ed Rehab Institute of Pitt ....................   7.000     06-01-22       BBB       1,500     1,599,465      6.56
  Allegheny County Industrial Development Auth,
    Rev Ref Ser 1994A Environmental Imp USX Corp Proj ........   6.700     12-01-20       BBB-     10,000    10,707,700      6.26
  Beaver County Industrial Development Auth,
    Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
    Beaver Valley Proj .......................................   7.750     05-01-20       BB+       2,200     2,487,232      6.86
  Delaware County Auth,
    1st Mtg Rev Riddle Village Proj ..........................   7.000     06-01-26       BBB-      1,250     1,285,600      6.81
  Delaware County Industrial Development Auth,
    Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj    7.375     04-01-21       BBB+      5,095     5,546,366      6.77
  Northumberland County Auth,
    Commonwealth Lease Rev Ser 1991 ..........................   6.250     10-15-09       AAA       1,000     1,071,410      5.83
  Pennsylvania Convention Center Auth,
    Rev Ref Ser 1994A ........................................   6.700     09-01-14       BBB       4,950     5,392,381      6.15
  Pennsylvania Economic Development Finance Auth,
    Recycling Rev Ser A Ponderosa Fibres Proj ................   9.250     01-01-22       B           100        65,250     14.18
    Resource Recovery Rev Ser 1994 D Colver Proj .............   7.150     12-01-18       BBB-      1,500     1,636,590      6.55
    Resource Recovery Rev Ser 1994D Colver Proj ..............   7.125     12-01-15       BBB-      7,000     7,627,130      6.54

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Pennsylvania (continued)
  Pennsylvania State Turnpike Commission,
    Turnpike Rev Ser K .......................................   7.625%    12-01-09       AAA        $500      $546,795      6.97%
    Turnpike Rev Ser N .......................................   6.500     12-01-13       A         2,840     3,068,847      6.02
  Philadelphia Hospitals and Higher Education Facilities Auth,
    Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj ....   8.625     07-01-21       BB        2,700     2,890,377      8.06
    Hosp Rev 1992 Ser A Childrens Seashore House Proj ........   7.000     08-15-12       A-        1,250     1,355,750      6.45
    Hosp Rev Ser 1993A Temple Univ Hosp Proj .................   6.625     11-15-23       A-        2,375     2,547,757      6.18
  Philadelphia Industrial Development Auth,
    Commercial Devel Rev Ref Ser A Doubletree Proj ...........    6.500    10-01-27       BB+       1,000     1,032,080      6.30
    Commercial Devel Rev Ser 1995 Philadelphia Airport
    Hotel Proj ...............................................   7.750     12-01-17       B+        3,250     3,582,052      7.03
  Philadelphia, City of,
    Wtr & Swr Rev 16th Ser ...................................   7.500     08-01-10       AAA       3,000     3,389,100      6.64
  Schuylkill County Industrial Development Auth,
    Res Recovery Rev Ref Schuylkill Energy Resource Inc ......   6.500     01-01-10       BBB-      1,950     1,970,768      6.43
  Scranton-Lackawanna Health and Welfare Auth,
    Rev Ser A Allied Services Rehabilitation Hosp Proj .......   7.600     07-15-20       BBB-      3,500     3,812,130      6.98
  York County Solid Waste and Refuse Auth,
    Adj Tender Ind'l Dev Rev Ser of 1985 Resource
    Recovery Proj ............................................   8.200     12-01-14       AA-       1,000     1,037,330      7.90
                                                                                                             ----------
                                                                                                             62,652,110
                                                                                                             ----------
Puerto Rico (5.47%)
  Puerto Rico Aqueduct and Sewer Auth,
    Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
    Puerto Rico ..............................................   8.096#    07-01-11       AAA       6,500     7,791,875      6.86
    Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
    Puerto Rico ..............................................   6.000     07-01-11       AAA         200       219,988      5.45
  Puerto Rico Highway and Transportation Auth,
    Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
    Ser PA-114 (r) ...........................................   8.030#    07-01-11       Aa       13,130    15,739,588      6.93
  Puerto Rico, Commonwealth of,
    GO Pub Imp Inverse Floater Ser 1992A .....................   7.999#    07-01-08       AAA       2,700     2,980,125      6.96
    GO Pub Imp Inverse Rate Securities Ser 1996 ..............   8.070#    07-01-11       AAA      14,000    16,782,500      6.86
                                                                                                             ----------
                                                                                                             43,514,076
                                                                                                             ----------
South Carolina (1.42%)
  Florence, County of,
    Ind'l Dev Rev Stone Container Proj .......................   7.375     02-01-07       BB        4,735     5,009,867      6.97
  James Island Public Service District,
    Charleston County Swr Sys Ref ............................   7.500     06-01-18       AAA       1,250     1,345,563      6.97
  Lexington County School District No. 1,
    Cert of Part 1989 Ser B Pelion High School Proj ..........   7.650     09-01-09       AAA       1,145     1,226,925      7.14
  Richland, County of,
    Poll Control Rev Union Camp Corp Proj Ser 1992 B .........   6.625     05-01-22       A-        2,460     2,634,070      6.19
    Poll Control Rev Union Camp Corp Proj Ser 1992 C .........   6.550     11-01-20       A-        1,000     1,077,580      6.08
                                                                                                             ----------
                                                                                                             11,294,005
                                                                                                             ----------
South Dakota (0.26%)
  South Dakota Health and Educational Facilities Auth,
    Rev Ser 1989 Sioux Valley Hosp Iss Preref ................   7.625     11-01-13       AA-       1,850     1,962,055      7.19

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
South Dakota (continued)
    Rev Ser 1989 Sioux Valley Hosp Iss Unref Bal .............   7.625%    11-01-13       AA-         $75       $82,231      6.95%
                                                                                                             ----------
                                                                                                              2,044,286
                                                                                                             ----------
Tennessee (4.54%)
  Eastside Utility District of Hamilton,
    Waterworks Rev Iss .......................................   6.750     11-01-11       A         1,000     1,064,970      6.34
  Humphreys County Industrial Development Board,
    Solid Waste Disposal Rev E.I. DuPont Denemours and Co Proj   6.700     05-01-24       AA-       6,500     7,105,735      6.13
  Maury County Industrial Development Board,
    Multi-Modal Interchangeable Rate Poll Control Ref Rev
    Saturn Corp Proj .........................................   6.500     09-01-24       A-        9,000     9,799,650      5.97
  Memphis-Shelby County Airport Auth,
    Rev Ref Federal Express Corp .............................   6.750     09-01-12       BBB       4,000     4,360,360      6.19
  Metropolitan Nashville and Davidson County Health and
  Educational Facility Board,
    Rev Ref Vanderbilt Univ Ser A ............................   7.625     05-01-16       AA        1,750     1,824,042      7.32
    Rev Ref Vanderbilt Univ Ser A** ..........................   5.600     05-01-16       AA        3,000     3,006,990      5.59
  Shelby, County of,
    GO Ref Cap Apprec Ser B ..................................    Zero     12-01-12       AA+      17,705     7,912,187      5.35
  Tennessee Housing Development Agency,
    Homeownership Program Proj J .............................   7.750     07-01-17       AA        1,000     1,016,210      7.63
                                                                                                             ----------
                                                                                                             36,090,144
                                                                                                             ----------
Texas (7.08%)
  Austin, City of,
    Combined Util Sys Rev Ref Ser 1998** .....................   6.750     11-15-10       AAA       3,125     3,576,156      5.90
    Utility Sys Rev Ref Ser B ................................   7.800     11-15-12       A         1,000     1,059,770      7.36
  Brazos River Auth,
    Coll Rev Ref Ser 1988B Houston Lighting & Pwr Co Proj ....   8.250     05-01-15       A-        2,000     2,086,000      7.91
  Corpus Christi Housing Finance Corp,
    Single Family Mtg Sr Rev Ref Ser 1991 A ..................   7.700     07-01-11       AAA         560       624,014      6.91
  Dallas-Fort Worth International Airport Facility Improvement,
    Rev American Airlines Inc ................................   7.250     11-01-30       BBB-     10,250    11,264,032      6.60
    Rev Delta Air Lines Inc ..................................   7.600     11-01-11       BB+       3,000     3,308,520      6.89
  Ector County Hospital District,
    Hosp Rev 1992 ............................................   7.300     04-15-12       Aaa       4,000     4,535,240      6.44
  El Paso Housing Finance Corp,
    Single Family Mtg Rev Ref Bonds 1991 Ser A ...............   8.750     10-01-11       A           530       599,478      7.74
  El Paso International Airport,
    Rev Ref Spec Facil Marriott Corp Proj ....................   7.750     03-01-12       B         1,410     1,412,764      7.73
  Harris County Health Facilities Development Corp,
    Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj ......   8.250     02-15-08       AAA       2,475     2,705,051      7.55
  Houston, City of,
    Spec Facil Rev Ser C Continental Airline Inc .............   6.125     07-15-27       BB        4,000     4,057,360      6.04
    Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref ............   6.750     12-01-08       A           180       199,526      6.09
    Wtr & Swr Sys Rev Ref Prior Lien Ser B Unref Bal .........   6.750     12-01-08       A         1,320     1,437,322      6.20
  North Central Texas Health Facilities Development,
    Hospital Rev Baylor Univ Medical Center Ser 1991A ........   9.786#    05-15-16       AA        1,000     1,198,750      8.15

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Texas (continued)
  San Antonio, County of,
    GO Ref Gen Imp Ser 1996** ................................   6.000%    08-01-08       AA       $1,000    $1,072,650      5.59%
  Texas A & M University,
    Rev Ref Financing Sys Ser 1997** .........................   5.500     05-15-02       AA        3,230     3,348,929      5.30
  Texas Turnpike Auth,
    Dallas North Thruway Rev Ref Ser 1996** ..................   5.000     01-01-10       AAA       7,000     6,999,510      5.00
    Dallas North Thruway Rev Ref Ser 1996** ..................   5.500     01-01-15       AAA       5,000     5,057,700      5.44
  Texas, State of,
    Veterans' Land Board GO ..................................   7.125     12-01-09       AA        1,000     1,069,240      6.66
    Veterans' Land Board GO Preref ...........................   8.250     12-01-10       AAA         610       663,973      7.58
                                                                                                             ----------
                                                                                                             56,275,985
                                                                                                             ----------
Utah (0.85%)
  Carbon, County of,
    Solid Waste Disp Rev Ref Ser A East Carbon
    Development Corp .........................................   9.000     07-01-12       B         1,000     1,060,080      8.49
  Intermountain Power Agency,
    Pwr Supply Rev Ref Ser A .................................   5.000     07-01-21       A+        2,000     1,835,620      5.45
  Salt Lake City Hospital,
    Ref Ref IHC Hosp Inc VRDN/RIBS ...........................   9.616#    05-15-20       AAA       1,500     1,756,875      7.91
    Rev Ref IHC Hosp Inc Ser B ...............................   8.000     05-15-07       Aaa         350       365,554      7.66
    Rev Ref Ser A ............................................   8.125     05-15-15       AAA       1,000     1,262,340      6.44
  Utah Housing Finance Agency,
    Single Family Mtg Sr 1990 Iss B-2 ........................   7.700     07-01-15       AA          235       244,821      7.39
    Single Family Mtg Sr 1991 Iss B-1 ........................   7.500     07-01-16       AA          220       231,865      7.12
                                                                                                             ----------
                                                                                                              6,757,155
                                                                                                             ----------
Virginia (0.93%)
  Arlington County Industrial Development Auth,
    Hosp Facil Rev Arlington Hosp Ser 1991 A .................   7.125     09-01-21       Aaa         500       559,310      6.37
  Fairfax County Industrial Develpment Auth,
    Rev RITES ................................................   9.577#    08-29-23       AA-       1,000     1,205,000      8.93
  Fredericksburg Industrial Auth,
    Hosp Facil Rev ...........................................   9.337#    08-15-23       AAA       1,500     1,785,000      7.73
  Pittsylvania County Industrial Development Auth,
    Rev Ser A Exempt Facil ...................................   7.550     01-01-19       BB        3,500     3,803,310      6.95
                                                                                                             ----------
                                                                                                              7,352,620
                                                                                                             ----------
Washington (3.39%)
  Port of Walla Walla Public Corp,
    Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj .   9.125     01-01-26       BB-       7,900     5,530,000     13.04
  Seattle, City of,
    Municipal Light & Pwr Rev 1994 ...........................   6.625     07-01-16       AA        3,600     3,922,848      6.08
  Spokane County Industrial Development Corp,
    Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj ........   7.600     03-01-27       BB-       1,250     1,320,325      7.20
  Tacoma Electric System,
    Rev VRDN/RIBS Iss of 1991 ................................   8.901#    01-02-15       AAA       1,000     1,162,500      7.61
  University of Washington,
    Housing & Dining Sys Rev Ser 1991 ........................   7.000     12-01-21       AAA         750       831,143      6.32

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


                                                                                                  PAR VALUE                 YIELD
                                                               INTEREST    MATURITY     CREDIT      (000s      MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE        DATE       RATING*    OMITTED)    VALUE       MARKET +
--------------------------                                       ----        ----       -------    --------    -----       --------
Washington (continued)
  Washington Public Power Supply System,
    Nuclear Proj No. 1 Ref Rev Ser 1989A Unref Bal ...........   7.500%    07-01-15       AA-      $1,455    $1,568,388      6.96%
    Nuclear Proj No. 1 Ref Rev Ser 1989B .....................   7.125     07-01-16       AA-       1,500     1,771,800      6.03
    Nuclear Proj No. 1 Ref Rev Ser 1991A .....................   6.875     07-01-17       AA-       1,250     1,379,712      6.23
    Nuclear Proj No. 2 Ref Rev Ser 1990C .....................   7.625     07-01-10       AAA       5,000     5,591,650      6.82
    Nuclear Proj No. 3 Ref Rev Ser 1989B .....................   7.250     07-01-15       AAA       2,500     2,710,425      6.69
  Washington, State of,
    GO Ser A of 1990 .........................................   6.750     02-01-15       AA+       1,000     1,169,830      5.77
                                                                                                           ------------
                                                                                                             26,958,621
                                                                                                           ------------
Wisconsin (0.69%)
  Sturgeon Bay Combined Utilities,
    Door County Combined Util Mtg Rev Ser 1990 Preref ........   7.500     01-01-10       AAA         770       846,938      6.82
    Door County Combined Util Mtg Rev Ser 1990 Unref Bal .....   7.500     01-01-10       AAA         230       251,680      6.85
  Wisconsin Public Power,
    Pwr Supply Sys Rev Ser 1990A .............................   7.400     07-01-20       AAA       4,000     4,405,440      6.72
                                                                                                           ------------
                                                                                                              5,504,058
                                                                                                           ------------
                                                             TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                          (Cost $742,512,417)    (101.83%) $809,344,157
                                                                                                  =======  ============

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                                     MARKET
                                                                                                   VALUE AS A
                                                                                                   PERCENTAGE
                                                                    ACQUISITION     ACQUISITION     OF FUND'S     MARKET
                                                                        DATE            COST       NET ASSETS      VALUE
                                                                        ----            ----       ----------      -----
  Puerto Rico Highway and Transportation Auth,
    Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts Ser PA-114
    8.030%, 07-01-11 .........................................        04-02-96       $14,925,160      1.88%    $15,739,588

*Credit Ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

**These securities having an aggregate value of $25,000,375 or 3.15% of the Fund's net asset value, have been purchased as forward commitments, that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $3,112,680 of Central Valley Financing Auth, Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993, 6.20%, 07-01-20, $1,179,024 of Citrus, County of, Poll Control Ref Rev Ser 1992A Florida Pwr Corp Crystal Rvr Pwr Plant Proj, 6.625%, 01-01-27, $3,946,924 of Cleveland Public Power System, Elec Sys Rev 1st Mtg Ser A, 7.00%, 11-15-24, $14,568,678 of Madera, County of, Cert of Part Valley Children's Hosp Proj, 6.50%, 03-15-15, $3,810,065 of Delaware County Industrial Development Auth, Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj, 7.375%, 04-01-21, and $2,658,500 of Triborough Bridge and Tunnel Auth, Gen Purpose Rev Ser 1993, Zero Coupon, 01-01-22 have been segregated to cover the forward commitments.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on August 31, 1997.

The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Portfolio Concentration
--------------------------------------------------------------------------------

The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1997 assigned to the various sector categories.

                                                             MARKET VALUE
                                                            AS A PERCENTAGE
                                                               OF FUND'S
SECTOR DISTRIBUTION                                           NET ASSETS
-------------------                                           ----------
General Obligation ........................................      9.16%
Revenue Bonds - Certificate of Participation ..............      1.29
Revenue Bonds - Education .................................      4.30
Revenue Bonds - Electric Power ............................     16.10
Revenue Bonds - Health ....................................     15.16
Revenue Bonds - Housing ...................................      4.13
Revenue Bonds - Industrial Development Bond ...............      7.85
Revenue Bonds - Other .....................................      5.55
Revenue Bonds - Pollution Control Facilities ..............     13.96
Revenue Bonds - Transportation ............................     20.56
Revenue Bonds - Water & Sewer .............................      3.77
                                                               ------
                           TOTAL TAX-EXEMPT LONG-TERM BONDS    101.83%
                                                               ======





























                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


NOTE A --
ACCOUNTING POLICIES
John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Tax-Free Bond Fund (the "Fund") and John Hancock High Yield Tax-Free Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $15,619,534 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $10,378,466, August 31, 2003 -- $5,155,633 and
August 31, 2004 -- $85,435. The amount expiring August 31, 2004 was acquired on December 6, 1996 in the merger with John Hancock Managed Tax-Exempt Fund. The use of this loss to offset future gains may be limited in a given year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance during the year for which loans were outstanding amounted to $19 million. The interest rate was in the range of 5.94% and 6.06%. At August 31, 1997, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Funds gains and/or losses can be affected as a result of futures contracts. At August 31, 1997, open positions in financial futures contracts were as follows:

                                                                 UNREALIZED
EXPIRATION          OPEN CONTRACTS                POSITION       APPRECIATION
----------          --------------                --------       ------------
DEC 1997            250 U.S. TREASURY BONDS       SHORT            $117,187
                                                                   ========

   At August 31, 1997,  the Fund has  deposited  $675,000 par value of County of
Clark,   6.50%,   12-01-33  bonds  in  a  segregated  account  to  cover  margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


   The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended August 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND
OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

   The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85% and 1.60% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the year ended August 31, 1997, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $459,575. This limitation may be discontinued at any time.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $642,722. Out of this amount, $65,427 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $169,794 was paid as sales commissions to unrelated broker-dealers and $407,501 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1997 the contingent deferred sales charges received by JH Funds amounted to $419,544.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1997 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $4,423.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1997, aggregated $357,615,898 and $419,388,809, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1997.

   The cost of investments owned at August 31, 1997 for federal income tax purposes was $742,638,643. Gross unrealized appreciation and depreciation of investments aggregated $69,294,777 and $2,589,262 respectively, resulting in net unrealized appreciation of $66,705,515.

NOTE D --
REORGANIZATION
On May 2, 1996, the shareholders of John Hancock Tax-Exempt Income Fund (JHTEIF) approved a plan of reorganization between JHTEIF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHTEIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax-free exchange of 45,353,943 Class A shares, and 903,108 Class B shares of the Fund for the net assets of JHTEIF, which amounted to $460,732,563 and $9,174,769 for Class A and B shares, respectively, including $14,942,866 of unrealized appreciation, after the close of business on May 3, 1996.

   On November 14, 1996, the shareholders of John Hancock Managed Tax-Exempt Fund (JHMTE) approved a plan of reorganization between JHMTE and the Fund providing for the transfer of substantially all of the assets and liabilities of JHMTE to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,663,041 Class A shares and 14,270,326 Class B shares of the Fund for the net assets of JHMTE, which amounted to $38,514,684 and $150,045,343 for Class A and Class B shares, respectively, including $13,013,699 of unrealized appreciation, after the close of business on December 6, 1996.

NOTE E --
RECLASSIFICATION OF ACCOUNTS
During the year ended August 31, 1997, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $135,179, an increase in distributions in excess of net investment income of $214,658 and an increase in capital paid-in of $349,837. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust--
   John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), one of the port-folios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1997, and the related statement of operations for the year ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund, of John Hancock Tax-Free Bond Trust at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP


Boston,  Massachusetts
October  14, 1997

TAX INFORMATION  NOTICE  (UNAUDITED)
For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1997.

   For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

   Income dividends are 99.81% tax-exempt. Approximately 18.36% of the 1997 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998 representing their proportionate share.

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                                     NOTES

                    John Hancock Funds - Tax-Free Bond Fund

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   This  report  is for the  information  of  shareholders  of the John  Hancock
Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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